As filed with the Securities and Exchange Commission on February 25, 2000
                                                      Registration No. 333-00767
                                                               ICA No. 811-07531
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                       Pre-Effective Amendment No.                           [ ]

                       Post-Effective Amendment No. 6                        [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                                 Amendment No. 7                             [X]

                        (Check appropriate box or boxes)

                               AMERINDO FUNDS INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                             c/o Amerindo Funds Inc.
                    399 Park Avenue, New York, New York 10022
       ------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, including Area Code: (212) 371-6360

                                  DANA E. SMITH
                               Amerindo Funds Inc.
                                 One Embarcadero
                                   Suite 2300
                             San Francisco, CA 94111
                     ---------------------------------------
                     (Name and Address of Agent for Service)

               Copy to:       MICHAEL R. ROSELLA, Esq.
                              Battle Fowler LLP
                              75 East 55th Street
                              New York, New York  10022

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:  (check appropriate box)

        [ ]    immediately upon filing pursuant to paragraph (b)
        [x]    on March 1, 2000 pursuant to paragraph (b)
        [ ]    60 days after filing pursuant to paragraph (a)(1)
        [ ]    on (date) pursuant to paragraph (a)(1)
        [ ]    75 days after filing pursuant to paragraph (a)(2)
        [ ]    on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

        [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


911624.1

AMERINDO
  TECHNOLOGY FUND


                                                                 Prospectus 2000
                                                            Class A and C Shares

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------

AMERINDO FUNDS INC                                                    PROSPECTUS


CLASS A SHARES; CLASS C SHARES                                     March 1, 2000


--------------------------------------------------------------------------------

                            AMERINDO TECHNOLOGY FUND

     A mutual fund whose investment objective is to seek long-term capital appreciation.

           The Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the adequacy of this
     Prospectus. Any representation to the contrary is a criminal offense.


Risk/Return Summary....................    2       How to Purchase Shares.................     11

Fee Table..............................    4       For Class A Shareholders Only;
                                                   Reduction or Elimination of Sales
Investment Objectives, Principal                   Loads..................................     14
Investment Strategies and Related
Risks..................................    5       How to Redeem Shares...................     15

Additional Investment Information and              Dividends and Distributions............     17
Risk Factors...........................    6
                                                   Tax Consequences.......................     18
Management, Organization and Capital
Structure..............................    8       Distribution Arrangements..............     19

Pricing of Fund Shares.................   11       Financial Highlights Information.......     21

                              RISK/RETURN SUMMARY

The Fund is currently composed of one portfolio called the Amerindo Technology Fund.

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation. Current income is incidental to the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to achieve its investment objective by investing at least 65% of its total assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with primary business operations in either the technology or science areas. Industries likely to be represented in the portfolio include computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology. In addition to investing at least 65% of its assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.


PRINCIPAL RISKS

     o The loss of money is a risk of investing in the Fund.

     o The value of the Fund's shares and the securities held by the Fund can each decline in value.

     o Investments in companies in the rapidly changing fields of technology and science face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries.

     o Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

     o As a non-diversified fund, compared to other mutual funds, this Fund may invest a greater percentage of its assets in a particular issuer. Therefore, investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

WHO MAY WANT TO INVEST IN THIS FUND

This Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.


The Board of Directors reserves the right at its discretion to close the Fund to new investors at such time as it deems appropriate.

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table may assist in your decision to invest in the Fund. The bar chart shows the average annual returns for Class A shares of the Fund for the life of the Fund. The table shows how the Fund's Class A shares' average annual returns for the one-year and since inception periods ended December 31, 1999 compares with that of the Hambrecht & Quist Growth Index.* Past performance is not included for Class C shares because, as of December 31, 1999, Class C shares had less than one year of operating history. While analyzing this information, please note that the Fund's past performance is not an indication of how the Fund will perform in the future.

                 Year-by-Year Total Return as of December 31(1)
                                (Class A Shares)

                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following points:

300.00%
                          250.60%
250.00%

200.00%

150.00%

100.00%

 50.00%

  0.00%
                            1999


      BEST QUARTER 3/31/99: 67.92%(1)     WORST QUARTER 9/30/99: (8.78%)(1)

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING 12/31/99)(2)(3)                      PAST ONE YEAR   SINCE INCEPTION(4)(5)
Amerindo Technology Fund - Class A Shares                       230.42%            227.11%**
Hambrecht & Quist Growth Index*                                 180.12%            151.92%



* The Hambrecht & Quist Growth Index is a multiple-sector growth stock composite comprised of the publicly traded stocks of approximately 275 companies that have annual revenues of less than $300 million. The Index includes companies in the technology, healthcare services, branded consumer, and Internet sectors. You may not invest in The Hambrecht & Quist Growth Index and unlike the Fund, it does not incur fees or charges.

**   Not Annualized.

(1) Sales loads are not reflected in the year-by-year total return or in the best and worst quarterly returns. If they were, returns would be less than those shown.

(2)  Reflects 5.75% sales load.

(3) Shareholder Organizations may charge a fee to investors for purchasing or redeeming shares. The net return to such investors may be less than if they had invested in the Fund directly.

(4) Performance information for Class C shares will differ from Class A shares due to differences in their sales loads.

(5)  The date of inception of the Class A shares was August 3, 1998.

(6) The year-to-date return for the Class A shares as of December 31, 1999 was 250.60%.

                                   FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                      CLASS A         CLASS C
                                                      -------         -------
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Load Imposed on Purchases
(as a percentage of the offering price)                5.75%           None
Maximum Deferred Sales Charge for shares held
less than 1 year
(as a percentage of the lesser of original
purchase price or redemption proceeds)                 None            1.00%
Redemption Fees for shares held less than 1
year
(as a percent of amount redeemed, if
applicable)                                            2.00%           2.00%
ANNUAL FUND OPERATING EXPENSES(1)
(expenses that are deducted from Fund assets)
Management Fees                                        1.50%           1.50%
Distribution and/or Service 12b-1 Fees                 0.25%           1.00%
Other Expenses                                         0.54%           1.00%(2)
                                                       ----            ----
Total Annual Fund Operating Expenses                   2.29%           3.50%
Fee Waiver/Expense Reimbursement                        .04%            .50%
                                                       ----            ----
Net Total Annual Fund Operating Expenses               2.25%           3.00%



(1) The Adviser reimbursed the Fund 0.04% of the Adviser's fee. After this reimbursement, the "Management Fees" were 1.46% for the Class A shares. The Adviser is contractually obligated to waive its fees and to reimburse any expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25% for Class A Shares and 3.00% for Class C Shares. This Expense Limitation Agreement will terminate on October 31, 2000. Additionally, for the fiscal year ended October 31, 1999, Class A Shares Rule 12b-1 fees were .50%. The fee table has been restated to reflect that, effective November 2, 1999, Class A Shares Rule 12b-1 fees were lowered to .25%. "Total Annual Fund Operations Expenses" for the fiscal year ended October 31, 1999 were 2.54%.


(2) Estimated because there were no Class C shares issued during the fiscal year ended October 31, 1999.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund over the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The information would be the same if you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  YEAR 1           YEAR 3           YEAR 5           YEAR 10
         Class A                   $978            $1238            $1711             $3011
         Class C                   $605            $ 927               --                --

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                          STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE. The Fund's investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund's investment objective will be achieved. The investment objective is fundamental to the Fund and may not be changed without shareholder approval. Current income is incidental to the Fund's investment objective.


PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objectives by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with primary business operations in either the technology or science areas. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. In addition to investing at least 65% of its assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.



The Adviser believes that because of rapid advances in the Internet, technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations.



The technology and science areas have exhibited and continue to demonstrate rapid growth due to the mass adoption of the Internet through increasing demand for existing products and services, and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the Fund's portfolio. The expansion of technology and science areas, however, also provides a favorable environment for investment in small to medium capitalized companies. The Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Fund will not purchase stocks of companies during their initial public offering or during an additional public offering of the same security. The Adviser anticipates, however, that a significant portion of the Fund's holdings will be invested in newly-issued securities being sold in the secondary market.


Although the Fund will primarily invest in common stocks issued by U.S. companies, the Fund also may invest in other types of securities such as convertible stocks, preferred stocks, bonds and warrants, when the investment in such securities is considered consistent with the Fund's investment objective by the Adviser.

The Fund will not invest more than 20% of its total assets in convertible stocks, preferred stocks, bonds and warrants. The bonds in which the Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, however, the Fund will invest only in "investment grade" debt securities (i.e., rated within the four highest ratings categories by a nationally recognized statistical rating organization, e.g., BBB or higher by Standard & Poor's Ratings Services, a division of the

McGraw-Hill Companies, Inc. ("S&P"), Baa or higher by Moody's Investor Service, Inc. ("Moody's"), BBB or higher by Fitch Investors Services, Inc. ("Fitch"), or BBB or higher by Duff & Phelps Credit Rating Co. (such securities may have speculative characteristics) or, in the case of unrated securities, debt securities that are, in the opinion of the Adviser, of equivalent quality to "investment grade" securities. In addition, the Fund will not necessarily dispose of any securities that fall below investment grade based upon the Adviser's determination as to whether retention of such a security is consistent with the Fund's investment objective, provided, however, that such securities do not exceed 5% of the Fund's total assets.


PORTFOLIO TURNOVER. Purchases and sales are made for the Fund whenever necessary, in the Adviser's opinion, to meet the Fund's investment objective, other investment policies, and the need to meet redemptions. The Fund will minimize portfolio turnover because it will not seek to realize profits by anticipating short-term market movements and intends to buy securities for long-term capital appreciation under ordinary circumstances. The turnover rate of the Fund for the fiscal year ended October 31, 1999 was 170%. The turnover rate for the twelve months ending December 31, 1999 was 259%. Fund turnover may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund's total rate of return. A greater portfolio turnover rate will also result in a greater rate of gain or loss recognition for tax purposes, and can accelerate the time at which shareholders must pay tax on any gains realized by the Fund.


BUY/SELL DECISIONS. The Fund's investment adviser considers the following factors when buying and selling securities for the Fund: (i) the value of individual securities relative to other investment alternatives, (ii) trends in the determinants of corporate profits, (iii) corporate cash flow, (iv) balance sheet changes, (v) management capability and practices and (vi) the economic and political outlook.

               ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

THE TECHNOLOGY AND SCIENCE AREAS. Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

CONCENTRATION. The volatile nature of the technology and science areas could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the portfolio, in some cases, well above the level at which it was originally purchased. For instance, even though an investment may have been purchased at a time when it represented less than 25% of the portfolio, appreciation may cause that concentration to be significantly greater than 25% at various times in a rising market.

The Adviser reviews the positions of the Fund on a regular basis to ensure that all tax and regulatory requirements are maintained. In instances where the value of an investment has risen above 25%, the Adviser will evaluate the appropriateness of that level of investment in light of the overall investment strategy of the Fund and applicable regulatory and tax implications.

SMALLER CAPITALIZED COMPANIES. The Adviser believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

BORROWING. The Fund may from time to time borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of the Fund's total assets less its liabilities and will be made at prevailing interest rates. The Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week, provided, however, that any illiquid securities purchased by the Fund will have been registered under the Securities Act of 1933 or be securities of a class, or convertible into a class, which is already publicly traded and the issuer of which is filing reports required by Section 13 or 15 of the Securities Exchange Act of 1934.

TEMPORARY INVESTMENTS. When the Adviser believes that adverse business or financial conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. While taking a defensive position, the Fund may not achieve its investment objective.

REPURCHASE AGREEMENTS. The Fund's portfolio position in cash or cash equivalents may include entering into repurchase agreements. A repurchase agreement is an instrument under which an investor purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. The Fund requires continual maintenance by the Fund's custodian of the market value of underlying collateral in amounts equal to, or in excess of, the value of the repurchase agreement including the agreed upon interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to transactions with institutions believed by the Adviser to present minimal credit risk. Repurchase agreements may be considered to be loans under the Investment Company Act of 1940, as amended.


NON-DIVERSIFIED STATUS. A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund.

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


ADVISER. Amerindo Investment Advisors Inc. (the "Adviser" or "Amerindo"), a registered investment adviser, is a California corporation with its principal office located at One Embarcadero, Suite 2300, San Francisco, California 94111. The Adviser, an emerging growth stock manager specializing in the technology and healthcare sectors, had assets under management of approximately $5.8 billion as of December 31, 1999. Alberto W. Vilar and Dr. Gary A. Tanaka are primarily responsible for the day-to-day management of the Fund's portfolio. Their biographies are as follows:



ALBERTO W. VILAR, 59, has been Chairman of the Board of Directors and Chief Executive Officer of the Fund since its inception. He began his career with Citibank N.A. in New York in 1964 and worked there as an International Credit Officer until 1967. From 1967 to 1971, he served as Vice President, Portfolio Manager and Manager of the Investment Management Division of Drexel Burnham Lambert in New York. From 1971 to 1973, he served as Executive Vice President, Portfolio Manager and Director of Equity Strategy at M.D. Sass Investor Services in New York. In 1973, he became Vice President and Portfolio Manager of Endowment Management & Research Corporation in Boston. From 1977 to 1979, he served as Senior Vice President, Director of Research, Chief Investment Strategist and Partnership Manager of the Boston Company in Boston. He founded the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) in 1979 and has served since then as a Principal Portfolio Manager. He holds the degrees of B.A. in Economics from Washington & Jefferson College and an M.B.A. from Iona College, and he completed the Doctoral Studies Program in Economics at New York University. Mr. Vilar was awarded an Honorary Doctorate of Humanities degree from Washington & Jefferson College. He has been a Chartered Financial Analyst since 1975.



DR. GARY A. TANAKA, 56, has been a Director and President of the Fund since its inception. He served as a Portfolio Manager for Crocker Bank in San Francisco from 1971 to 1977, and as a Partnership Manager for Crocker Investment Management Corp. in San Francisco from 1978 to 1980. From 1975 to 1980, he also served as a Consultant to Andron Cechettini & Associates in San Francisco. In 1980, he joined the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) as a Principal Portfolio Manager and has served in this position since that time. Dr. Tanaka holds the degrees of B.S. in Mathematics from Massachusetts Institute of Technology and Ph.D. in Applied Mathematics from Imperial College, University of London.


Pursuant to the Investment Advisory Contract for the Fund, the Adviser manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments subject to the general control of the Board of Directors of the Fund.

ADVISER'S FEES. Pursuant to the terms of the Investment Advisory Agreement, the Fund will pay an annual advisory fee paid monthly equal to 1.50% of the Fund's average daily net assets. The advisory fee is higher than the fee paid by most other mutual funds, however, the Board of Directors believes it to be reasonable in light of the advisory services the Fund receives. Any portion of the advisory fees received by the Adviser may be used by the Adviser to provide investor and administrative services and for distribution of Fund shares. The Adviser may also voluntarily waive a portion of its fee or assume certain expenses of the Fund. The Adviser is contractually obligated to waive its fees and to reimburse any expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25% for Class A and 3.00% for Class C. This Expense Limitation Agreement will terminate on October 31, 2000 unless renewed. The contractual waiver and any voluntary waivers or reimbursement have the effect of lowering the overall expense ratio of the Fund and of increasing yield to investors in the Fund. See "Expense Limitation" in Section V.A.2 of the Statement of Additional Information.



PERFORMANCE OF THE ADVISER. In the early 1980s, Amerindo pioneered the management of dedicated emerging technology portfolios of high technology and healthcare stocks designed to service the financial needs of the institutional investor. As reported in the Wall Street Journal's Money Manager Scorecard on July 24, 1996, May 1, 1996 and January 18, 1996, Amerindo ranked first for its one-year and five-year performance, respectively. Amerindo did not have a ten-year performance number. Amerindo was not ranked by the Money Manager Scorecard during 1997. Each Money Manager Scorecard represents a ranking at June 30, 1996, March 31, 1996 and December 31, 1995, respectively, of the estimated stock-market performance of U.S. money managers with over $100 million under management. The 1, 5 and 10-year performance rankings were compiled by Thompson Investment Software, CDA Investment Technologies, utilizing data provided by CDA/Spectrum, with respect to data on 754, 409, and 217 managers, respectively. This performance information relates to Amerindo's management of institutional accounts and should not be interpreted as indicative of future performance of the Fund. The performance figures upon which these rankings were based do not include a reduction for any charges or expenses with respect to such accounts. Further, Amerindo has not independently verified the accuracy, completeness or process underlying the performance figures upon which these rankings were based and makes no representation as to the accuracy or completeness of this performance information.


The performance of the Fund may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.


Amerindo's equity composite includes the portfolios managed in substantially similar styles to that of the Fund of all clients which are institutions, such as qualified retirement plans, charitable foundations and educational endowment funds, for which investment income and realized capital gains are exempt from Federal income tax, and for which Amerindo has full discretionary authority to manage in accordance with the firm's equity strategy for separate accounts. Amerindo has elected to comply with the American Association for Investment Management and Research ("AIMR") presentation standards for the period
October 1, 1987 (inception of the composite) through December 31, 1999. An independent accounting firm has conducted an examination with respect to Amerindo for the period October 1, 1987 through December 31, 1998, and has confirmed that Amerindo's performance presentation contained herein for such period conforms with AIMR standards. The 1999 review is currently in progress. The

Independent Accountants' Report is available upon request. AIMR has not been involved with the preparation or review of the Independent Accountants' Report. The AIMR method of performance differs from that of the SEC and can contain different results. The private accounts listed do not have to comply with the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If this compliance was necessary, the account's performance could be adversely affected. The following Schedule represents the rates of return for the equity composite for the annual investment periods from January 1, 1990 through December 31, 1999. Accounts benchmarks are the Standard & Poor's 500 -- Composite Stock Index, Hambrecht & Quist Growth Index and the Russell 2000 Growth Index. The Independent Accountants' Report relates to their examination of Amerindo's performance from the inception of the composite October 1, 1987 through December 31, 1998, which is in accordance with AIMR standards. The 1999 review is currently in progress.


The following performance information relates to Amerindo's management of institutional accounts. This data should not be interpreted as the Fund's performance nor is it indicative of future performance of the Fund.


                             ASSET WEIGHTED         ASSET WEIGHTED                                   RUSSELL
                             COMPOSITE RATE         COMPOSITE RATE                       H&Q          2000
                            OF RETURN NET OF       OF RETURN GROSS        S&P 500       GROWTH       GROWTH
YEAR                         ADVISORY FEES         OF ADVISORY FEES        INDEX        INDEX         INDEX
------------------------------------------------------------------------------------------------------------
1990                               6.75%                  8.49%            -3.19%        3.89%       -17.41%
1991                              76.52%                 78.39%            30.55%       94.49%        51.18%
1992                               7.61%                  8.73%             7.68%       -3.57%         7.77%
1993                              15.08%                 16.42%            10.00%        7.81%        13.36%
1994                              -2.66%                 -1.53%             1.33%        3.38%        -2.43%
1995                              87.51%                 89.39%            37.50%       61.72%        31.04%
1996                               8.04%                  9.61%            23.22%       10.86%        11.26%
1997                             -26.61%                -26.05%            33.34%        2.39%        12.95%
1998                              61.67%                 64.14%            28.58%       45.04%         1.23%
1999                             248.42%                251.31%            21.03%       180.08%       43.09%



Annualized rates of return for the period January 1, 1990 to December 31, 1999



                                  34.25%                 35.82%            18.22%        32.11%       13.51%

       Composite returns are shown both gross and net of investment management fees. The composite is derived from all fully discretionary, tax-free sheltered equity accounts in this style with assets above $5,000,000. Past performance is no guarantee of future results.

The Fund's total return with respect to Class A for the period August 3, 1998 (commencement of operations) through December 31, 1999 was 227.11%. The Fund's total return with respect to Class A for the calendar year ended December 31, 1999 was 230.42%.

                             PRICING OF FUND SHARES

Net asset value per share for each class is determined by subtracting from the value of such Class's total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security. The value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions.

The Fund computes the net asset value once daily on Monday through Friday, at the regularly scheduled close of normal trading on the New York Stock Exchange, which normally occurs at 4:00 p.m. Eastern time, except on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                             HOW TO PURCHASE SHARES

INITIAL INVESTMENTS BY WIRE. You may purchase shares of each class of the Fund by wiring immediately available federal funds (subject to each class's minimum investment) to Bankers Trust Company from your bank. Your bank may charge a fee for doing so (see instructions below). The minimum initial investment in Class A and Class C shares is $2,500 ($1,000 for IRA accounts), each of which may be waived by the Fund.


If money is to be wired, you must call the Transfer Agent at 1-888-968-4964 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then you should provide your bank with the following information for purposes of wiring your investment:


                        Bankers Trust Company
                        New York, New York
                        ABA# 021001033
                        Account # 01-465-547
                        F/B/O Amerindo Technology Fund
                        Ref: (Class)
                        Fund Acct. No. _______________
                        Social Security or Tax Identification No. ______________

You are required to mail a signed application to the Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase accepted by the Fund. Shareholders will receive the next determined net asset value per share after receipt of such wire and the acceptance of the purchase by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

INITIAL INVESTMENTS BY MAIL. An account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check (subject to the minimum investment) payable to:

                             Amerindo Technology Fund
                             P.O. Box 446
                             Portland, ME 04112

Payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the particular Class next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund's Distributor. In the event that there are insufficient funds to cover a check, such prospective investor or investors will be assessed a $15.00 charge.


ADDITIONAL INVESTMENTS. Additional investments may be made at any time (subject to a minimum subsequent investment of $500) by purchasing shares at net asset value, plus any applicable sales load, by mailing a check to the Fund at the address noted under "Initial Investments by Mail" (payable to Amerindo Technology Fund Class A/Class C) or by wiring monies to the clearing bank as outlined above, or by telephone with payment by Automated Clearing House ("ACH"), electronically transferring funds from the investor's designated bank account. In order to purchase shares by telephone and make payment by ACH, an investor must complete the appropriate sections of the application. Shareholders who have authorized telephone purchases may effect purchases by calling the Transfer Agent at 1-888-968-4964.


SALES CHARGES. The purchase price paid for shares of each Class is the current public offering price, that is, the next determined net asset value of the shares after the order is placed plus any applicable sales charge. See "Pricing of Funds Shares" herein.

Class A shares

The purchase price paid for the Class A shares is the current public offering price, that is, the next determined net asset value of the shares after the order is placed plus the applicable sales charge. See "Net Asset Value" herein. The sales load, with respect to Class A shares, is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer as compensation for the services provided the investor. Class A shares of the Fund are sold on a continuous basis with a maximum front-end sales charge of 5.75% of the net asset value per share. Volume discounts are provided for initial purchase, as well as for additional purchases of shares of the Fund. See "Reduction or Elimination of Sales Loads" herein. The Fund reserves the right to reject any subscription for shares.

Class C shares

The Fund sells Class C shares without an initial charge but if the shares are held less than one year, investors will pay a contingent deferred sales charge ("CDSC") of 1%. The amount of the CDSC is determined as a percentage of the lesser of the current market value of the cost of the shares being redeemed. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. Shares acquired by reinvestment of distributions are not subject to the CDSC. The Fund will also waive the CDSC for: (i) redemptions made within one year after death of a shareholder or registered joint owner, (ii) minimum required distributions made from an IRA or other individual retirement plan account after a shareholder reaches age 70 1/2, or (iii) involuntary redemptions made by the Fund. Class C shares provide the investor the benefit of putting all of the investor's dollars to work from the time the investment is made rather than paying an upfront sales charge.

Class C shares may have a higher expense ratio and pay lower dividends than other classes of shares offered by the Fund because the Class C shares bear a higher 12b-1 fee than other classes and because of other related expenses.


The Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the CDSC will be assessed. In determining "one year" the Fund will use the anniversary date of a transaction. Thus, shares purchased on March 2, 2000, for example, will be subject to the fee if they are redeemed on or prior to March 1, 2001. If they are redeemed on or after March 2, 2001, the shares will not be subject to the CDSC. The CDSC will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase. In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. The CDSC ordinarily goes to the investor's broker-dealer as compensation for the services provided the investor. In addition, Class C investors will be charged a redemption fee of 2.00% for shares held less than 1 year. See "How to Redeem." The Fund reserves the right to reject any subscription for shares.


OTHER PURCHASE INFORMATION. Investors may open accounts in the Fund only through the exclusive Distributor for the Fund. SEI Investments Distribution Co., for nominal consideration and as agent for the Fund, will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. See "Distribution Arrangements".

The Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

The Fund must receive an order and payment by the close of business for the purchase to be effective and dividends to be earned on the same day. If funds are received after the close of business, the purchase will become effective and dividends will be earned on the next business day. The Fund reserves the right to reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.

Shares of the Fund may be purchased in exchange for securities which are permissible investments of the Fund, subject to the Adviser's determination that the securities are acceptable. Securities accepted in exchange will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange must be liquid securities that are not restricted as to transfer and will have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on NASDAQ, the American Stock Exchange or the New York Stock Exchange, or on the basis of prices provided by a pricing service. The Fund and the Adviser reserve the right to reject any such purchase order. Shareholders will bear any costs associated with a purchase of Fund shares through such an exchange.

All purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. The Fund does not intend to issue certificates evidencing Fund shares.

Shares of the Fund may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Fund through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay to or receive compensation from Shareholder Organizations for the sale of the Fund's shares.

The Fund has available a form of Individual Retirement Account ("IRA") which may be obtained from the Fund that permits the IRA to invest in either Class A or Class C shares of the Fund. The minimum initial investment for all retirement plans investing is $1,000 with a subsequent minimum investment of $500. Investors desiring information regarding investments through IRAs should write or telephone the Fund.

                         FOR CLASS A SHAREHOLDERS ONLY
                    REDUCTION OR ELIMINATION OF SALES LOADS

VOLUME DISCOUNTS. Volume discounts are provided if the total amount being invested in Class A shares of the Fund reaches the levels indicated in the sales load schedule provided below. The applicable volume discount available to investors is determined by aggregating all Class A share purchases of the Fund. Volume discounts are also available to investors making sufficient additional purchases of Class A shares. The applicable sales charge may be determined by adding to the total current value of Class A shares already owned in the Fund the value of new purchases computed at the offering price on the day the additional purchase is made. For example, if an investor previously purchased, and still holds, Class A shares worth $40,000 at the current offering price and purchases an additional $10,000 worth of Class A shares, the sales charge applicable to the new purchase would be that applicable to the $50,000 to $99,999 bracket in the sales load schedule provided below.

                                                                          AMOUNT OF SALES
                                                                          CHARGE REALLOWED
                                                                             TO DEALERS
                                               SALES CHARGE AS A % OF       AS A PERCENT
AMOUNT OF PURCHASE               SALE CHARGE    NET AMOUNT INVESTED      OF OFFERING PRICE
--------------------------------------------------------------------------------------------
Less than $50,000                  5.75%               6.10%                   5.50%
$50,000 but less than $100,000     4.30%               4.71%                   4.05%
$100,000 but less than $250,000    3.50%               3.63%                   3.25%
$250,000 but less than $500,000    2.50%               2.56%                   2.25%
$500,000 but less than
  $1,000,000                       2.00%               2.04%                   1.75%
$1,000,000 or more                  None                None                    None

LETTER OF INTENT. Any investor in Class A shares may sign a Letter of Intent, available from the Fund, stating an intention to make purchases of Class A shares totaling a specified amount on an aggregate basis within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 5% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed Class A shares are paid to the investor. If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Fund an amount equal to the difference between the regular sales load applicable to a single purchase of the number of Class A shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Fund, then the Fund has the right to redeem a sufficient number of escrowed Class A shares to effect payment of the amount due. Any remaining escrowed Class A shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Fund to sell, the indicated amount of Class A shares. You should read the Letter of Intent carefully before signing.

PURCHASES AT NET ASSET VALUE. There is no initial sales charge for "Qualified Persons." Qualified Persons is defined to include persons who are active or retired Trustees, Directors, officers, partners, employees, clients, independent professional contractors, shareholders or registered representatives (including their spouses and children) of the Investment Adviser, Distributor or any affiliates or subsidiaries thereof (the Directors, officers or employees of which shall also include their parents and siblings for all purchases of Fund shares) or any Director, officer, partner, employee or registered representative (including their spouses and children) of any Broker-Dealer who has executed a valid and currently active selling agreement with the Distributor.

                              HOW TO REDEEM SHARES

Shares of the Fund may be redeemed by mail, or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

BY MAIL. The Fund will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset value per share of the Fund is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange, Inc. (the "NYSE"), the Fund and the Distributor are open for business. Requests should be addressed to Amerindo Technology Fund, P.O. Box 446, Portland, ME 04112.

Requests in "good order" must include the following documentation:

     (a) a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

     (b) any required signature guarantees (see "Signature Guarantees" below);
         and

     (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


SIGNATURE GUARANTEES. To protect shareholder accounts, the Fund and its transfer agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at 1-888-968-4964 for further details.



BY TELEPHONE. Provided the Telephone Redemption Option has been authorized, a redemption of shares may be requested by calling the Fund at 1-888-968-4964 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, the Fund and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its transfer agent to be genuine. The transfer agent's records of such instructions are binding and shareholders, and not the Fund or its transfer agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its transfer agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.


OPTIONAL REDEMPTION BY THE FUND. Investors are required to maintain a minimum account balance of at least $2,500. The Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

FURTHER REDEMPTION INFORMATION. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission (the "SEC").

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.


REDEMPTION FEE. The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment in the common stocks of companies in the technology, technology-related and science industries. The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up the Fund's transaction costs measured by both commissions and bid/ask spreads which are borne by the remaining long-term investors. For these reasons, the Fund assesses a 2.00% fee on the redemption of shares held for less than one year. Redemption fees will be paid to the Fund to help offset transaction costs. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains). This fee also does not apply to separate account clients of the Adviser and its affiliates that hold shares in IRA accounts or in retirement plans (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans).



The Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed. In determining "one year" the Fund will use the anniversary date of a transaction. Thus, shares purchased on March 2, 2000, for example, will be subject to the fee if they are redeemed on or prior to March 1, 2001. If they are redeemed on or after March 2, 2001, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase.

                          DIVIDENDS AND DISTRIBUTIONS

At least 90% of each Class's net investment income will be declared as dividends and paid annually. If an investor's shares are redeemed prior to the date on which dividends are normally declared and paid, accrued but unpaid dividends will be paid with the redemption proceeds. Substantially all the realized net capital gains for each Class, if any, are declared and paid on an annual basis. Dividends are payable to investors of record at the time of declaration. For a discussion of the taxation of dividends or distributions, see "Taxes."

The net investment income of each Class for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. Shares of each Class earn dividends on the business day their purchase is effective but not on the business day their redemption is effective. See "Purchase of Shares" and "Redemption of Shares."

CHOOSING A DISTRIBUTION OPTION. Distribution of dividends from each Class may be made in accordance with several options. A shareholder may select one of three distribution options:

1. AUTOMATIC REINVESTMENT OPTION. Both dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund unless the investor has elected one of the other two options.

2. CASH DIVIDEND OPTION. Dividends will be paid in cash, and capital gains, if any, will be reinvested in additional shares.

3. ALL CASH OPTION. Both dividends and capital gains distributions will be paid in cash.

                                TAX CONSEQUENCES


The Fund has elected and intends to continue to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986. The Fund did so qualify for its previous taxable year. By qualifying, the Fund will generally not be subject to Federal income tax on net ordinary income and net realized capital gains paid out to its stockholders. The Fund can also avoid an annual 4% excise tax if it distributes substantially all of its ordinary income and short and long term capital gain each year. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income (which includes interest, dividends and net short term capital gains). The Fund has adopted a policy of declaring dividends annually. Distributions of net ordinary income and net short-term capital gains are taxable to stockholders as ordinary income. Although corporate stockholders would generally be entitled to the dividends-received deduction to the extent that the Fund's income is derived from qualifying dividends from domestic corporations, the Fund does not believe that any of its distributions will qualify for this deduction.


The excess of net long-term capital gains over net short-term capital losses realized and distributed by the Fund as capital gains distributions is taxable to stockholders as long-term capital gains, without regard to the length of time the stockholder may have held its shares in the Fund. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above. Long-term capital gains on sales of securities are currently taxable at a maximum rate of 20% for non-corporate shareholders. Capital gain dividends, designated in a notice mailed to investors not later than 60 days after the Fund taxable year closes, will be taxed as long-term capital gain without regard to the length of time for which the investor has held its shares. In determining the amount of capital gains to be distributed, any capital loss carry over from prior years will be taken into account in determining the amount of net long term capital gain. However, if an investor receives a capital gain dividend and sells shares after holding them for six months or less (not including, for purposes of determining the length of the holding period, periods during which the investor holds an offsetting position), then any loss realized on the sale will be treated as long-term capital loss to the extent of such capital gain dividend.


Distributions are taxable to investors whether received in cash or reinvested in additional shares of the Fund. Any dividend or distribution received by a stockholder shortly after the purchase of shares will reduce the net asset value of the shares by the amount of the dividend or distribution. Furthermore, such dividend or distribution is subject to tax even though it is, in effect, a return of capital.


The redemption of shares may result in the stockholder's receipt of more or less than the stockholder paid for its shares and, thus, in a taxable gain or loss to the stockholder. If the redeemed shares have been held for more than one year, the stockholder will generally realize a long-term capital gain or loss.

The Fund is required, subject to certain exemptions, to withhold at a rate of 31% from dividends paid or credited to stockholders and from the proceeds from the redemption of Fund shares, if a correct taxpayer identification number, certified when required, is not on file with the Fund, or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to these backup withholding rates. Corporate stockholders are not subject to this requirement.

If the Fund invests in securities of foreign issuers, it may be subject to withholding and other similar income taxes imposed by a foreign country. Dividends and distributions may be subject to state and local taxes.

Dividends paid or credited to accounts maintained by non-resident shareholders may also be subject to U.S. non-resident withholding taxes. You should consult your tax adviser regarding specific questions as to Federal, state and local income withholding taxes.

                           DISTRIBUTION ARRANGEMENTS

DISTRIBUTOR. SEI Investments Distribution Co. ("SIDCO"), an affiliate of the Administrator, has entered into a distribution agreement with the Fund to serve as the Fund's distributor. As agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal. With respect to the Class A shares, SIDCO will be entitled to receive a service fee equal to 0.25% of the Class A shares' average daily net assets under the terms of the Plan and the Distribution Agreement. With respect to the Class C shares, SIDCO will be entitled to receive a distribution fee equal to 0.75% pursuant to the Distribution Agreement and a shareholder service fee equal to 0.25% of the Class C shares' average daily net assets under the terms of the Plan and pursuant to the Shareholders Servicing Agreement.

12B-1 PLAN. The Fund, on behalf of each class has adopted a distribution and service plan, pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Rule 12b-1 provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by this Rule. The Plan provides that the Distributor will receive compensatory payments from the Fund for soliciting orders for the purchase of Fund shares and for making payments to broker-dealer and other financial institutions with which it has written agreements and whose clients are Fund shareholders, for providing distribution assistance on behalf of the Fund.

The total amounts payable under the Plan by the Class A and Class C shares of the Fund may not exceed 0.25% and 1.00%, per annum, respectively. Fees paid under the Plan may not be waived for individual shareholders.

Consistent with the Plan, under the Distribution Agreement the Distributor receives from the Class C shares of the Fund a compensatory distribution fee equal to 0.75% per annum of the Class C shares' average daily net assets. This distribution fee is an asset-based sales charge. The Distributor use this fee to make payments to broker-dealer and other financial institutions with which it has written agreements and whose clients are Class C shareholders for providing distribution assistance for sales of the Class C shares. The fees are accrued daily and paid monthly.

The Plan also provides that with respect to Class C, the Fund will compensate the Distributor for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of Class C for providing servicing to their clients ("shareholder servicing"). Because these fees are paid out of the Fund's asset on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the Shareholder Servicing Agreement, the Distributor receives a maximum service fee of 0.25% per annum of the Class C's average daily net assets. The fees are accrued daily and paid monthly. The Distributor uses this fee to perform, or to arrange to have others perform, under the Distribution Agreement. The shareholder servicing agents that the Distributor retains will perform the following services: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses; (iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assist in processing purchase and redemption transaction; (v) arrange for the wiring of funds; (vi) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vii) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (viii) furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Fund) quarterly and year-end statements and confirmations in a timely fashion after activity is generated in the account; (ix) transmit, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to shareholders; (x) receive, tabulate and transmit to the Fund, proxies executed by shareholders with respect to meetings of shareholders of the Fund; and (xi) provide such other related services as the Fund or a shareholder may request.

In addition, the Plan provides that the Distributor and Advisor may make payments from time to time from its own resources (which may include past profits) for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions; (ii) to compensate certain financial intermediaries for providing assistance in distributing each Class's shares;
(iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers with whom they have contracted, provided that such payments made pursuant to the Plan will not increase the amount which the Fund is required to pay to the Distributor for any fiscal year under the shareholder servicing agreements or otherwise. Any servicing fees paid to the Distributor also may be used for purposes of (i) above and any asset based sales charges paid to the Distributor also may be used for purposes of
(ii), (iii), or (iv) above.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

                        FINANCIAL HIGHLIGHTS INFORMATION


The following table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class A shares (assuming reinvestment of all dividends and distributions). (Financial highlight information is unavailable for Class C shares since there were no Class C shares issued during the periods covered by this table.) This information has been audited by Morrison, Brown, Argiz & Company whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The table is part of the Fund's financial statements for the year ended October 31, 1999, which are available to shareholders upon request.


CLASS A SHARES


                                                                         FOR THE PERIOD
                                                                         AUGUST 3, 1998
                                                                        (COMMENCEMENT OF
                                                 FOR THE FISCAL      INVESTMENT OPERATIONS)

                                                   YEAR ENDED               THROUGH
                                               OCTOBER 31, 1999***     DECEMBER 31, 1998
                                               -------------------   ----------------------
Net asset value, beginning of period.........        $ 13.59                 $ 8.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss..........................          (0.08)                 (0.10)
Net realized and unrealized gain on
  investments................................          20.25                   5.25
                                                     -------                 ------
Net increase in net assets from investment
  operations.................................          20.17                   5.15
                                                     -------                 ------
LESS DISTRIBUTIONS:
Net realized gains on investments............         (10.15)                  0.00
                                                     -------                 ------
Total distributions..........................         (10.15)                  0.00
                                                     -------                 ------
Net asset value, end of period...............        $ 23.61                 $13.59
                                                     =======                 ======
Total investment return**....................         148.20%                 61.02%

RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (in 000's)..........        $ 8,772                 $  803
Ratio of expenses to average net assets......           2.54%*                 2.86%*
Ratio of expenses to average net assets, net
  of reimbursement...........................           2.50%*                 2.50%*
Ratio of net investment loss to average net
  assets.....................................          (0.79)%*               (2.76)%*
Ratio of net investment loss to average net
  assets, net of reimbursement...............          (0.75)%*               (2.90)%*
Portfolio turnover rate......................         170.00%                 78.46%


------------------
  * Annualized

 ** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges are not reflected in the calculation of total investment return.


*** Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31, 1999.

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

                            Amerindo Technology Fund
                               Board of Directors
                           --------------------------
    Alberto W. Vilar                           Amerindo Investment Advisors Inc.
    Gary A. Tanaka                             Amerindo Investment Advisors Inc.
    John Rutledge                                          Rutledge Capital LLC
    Jude T. Wanniski                                          Polyconomics, Inc.


                                Officers of Fund
                                ----------------

    Alberto W. Vilar                                       Chairman of the Board
    Gary A. Tanaka                                                     President
    Anthony Ciulla                                                Vice President
    Dana E. Smith                                                 Vice President

                            Amerindo Technology Fund
                                 March 1, 2000

Investment Advisor
Amerindo Investment Advisors Inc.
San Francisco, California
New York, New York

Administrator
SEI Investments Mutual Funds Services
Oaks, Pennsylvania

Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania

Transfer and Dividend Agent
Forum Shareholder Services LLC
Portland, Maine

Custodian
The Northern Trust Company
Chicago, Illinois

Legal Counsel
Battle Fowler LLP
New York, New York

Independent Auditors
Morrison, Brown, Argiz & Company
Miami, Florida



1-888-968-4964
www.amerindo.com

811-07531

AME-F-006-01


A Statement of Additional Information (SAI), dated March 1, 2000, and the Fund's Annual and Semi-Annual Reports include additional information about the Fund and its investments and are incorporated by reference into this prospectus. In the Fund's Annual Report is a discussion of the market and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain the SAI, the Annual and Semi-Annual Reports and material incorporated by reference without charge by calling the Fund at 1-888-968-4964. To request other information, please call your financial intermediary or the Fund.

A Current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.

AMERINDO
TECHNOLOGY FUND


                                                                 Prospectus 2000
                                                                  Class D Shares

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------

AMERINDO FUNDS INC                                                    PROSPECTUS


CLASS D SHARES                                                     March 1, 2000


--------------------------------------------------------------------------------

                            AMERINDO TECHNOLOGY FUND

     A mutual fund whose investment objective is to seek long-term capital appreciation.

           The Securities and Exchange Commission Has Not Approved or Disapproved These Securities or Passed upon the Adequacy of this
     Prospectus. Any Representation to the Contrary is a Criminal Offense.


    Risk/Return Summary....................      2     Pricing of Fund Shares.................     11

    Fee Table..............................      4     How to Purchase Shares.................     11

    Investment Objectives, Principal                   How to Redeem Shares...................     15
    Investment Strategies and Related
    Risks..................................      5     Dividends and Distributions............     17

    Additional Investment Information and              Tax Consequences.......................     18
    Risk Factors...........................      6
                                                       Distribution Arrangements..............     19
    Management, Organization and
    Capital Structure......................      8     Financial Highlights Information.......     21

                              RISK/RETURN SUMMARY

The Fund is currently composed of one portfolio called the Amerindo Technology Fund.

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation. Current income is incidental to the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to achieve its investment objective by investing at least 65% of its total assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with primary business operations in either the technology or science areas. Industries likely to be represented in the portfolio include computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology. In addition to investing at least 65% of its assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.


PRINCIPAL RISKS

     o  The loss of money is a risk of investing in the Fund.

     o The value of the Fund's shares and the securities held by the Fund can each decline in value.

     o Investments in companies in the rapidly changing fields of technology and science face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries.

     o Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

     o As a non-diversified fund, compared to other mutual funds, this Fund may invest a greater percentage of its assets in a particular issuer. Therefore, investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

WHO MAY WANT TO INVEST IN THIS FUND

This Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.


The Board of Directors reserves the right at its discretion to close the Fund to new investors at such time as it deems appropriate.

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table may assist in your decision to invest in the Fund. The bar chart shows the average annual returns of the Class D shares of the Fund for the life of the Fund. The table shows how the Fund's Class D shares' average annual returns for the one-year and since inception periods compare with that of the Hambrecht & Quist Growth Index.* While analyzing this information, please note that the Fund's past performance is not an indication of how the Fund will perform in the future.


                 Year-by-Year Total Return as of December 31(1)
                                (Class D Shares)


                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following points:


300.00%
                                                           248.86%
250.00%

200.00%

150.00%

100.00%
                                          84.67%
 50.00%

  0.00%
                      -18.11%
-50.00%

                        1997               1998             1999



       BEST QUARTER 3/31/99: 66.72%       WORST QUARTER 3/31/97: (28.89)%



AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING 12/31/99)(2)                   PAST ONE YEAR   SINCE INCEPTION(3)
Amerindo Technology Fund - Class D Shares                 248.86%             63.32%
Hambrecht & Quist Growth Index*                           180.12%             51.63%



* The Hambrecht & Quist Growth Index is a multiple-sector growth stock composite comprised of the publicly traded stocks of approximately 275 companies that have annual revenues of less than $300 million. The Index includes companies in the technology, healthcare services, branded consumer, and Internet sectors. You may not invest in The Hambrecht & Quist Growth Index and unlike the Fund, it does not incur fees or charges.

(1) Investors purchasing Class D shares are not charged a sales load, therefore, a sales load is not reflected in the Bar Chart.

(2) Shareholder Organizations may charge a fee to investors for purchasing or redeeming shares. The net return to such investors may be less than if they had invested in the Fund directly.

(3)  The date of inception of the Class D shares was October 28, 1996.

(4) The year-to-date return for the Class D shares as of December 31, 1999 was 248.86%

                                   FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                    CLASS D
                                                                    -------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases
(as a percentage of the offering price)                              None
Redemption Fees for shares held less than 1 year
(as a percent of amount redeemed, if applicable)                     2.00%

ANNUAL FUND OPERATING EXPENSES(1)
(expenses that are deducted from Fund assets)

Management Fees                                                      1.50%
Distribution and/or Service 12b-1 Fees                               0.25%
Other Expenses                                                       0.54%
                                                                     ----
Total Annual Fund Operating Expenses                                 2.29%

Fee Waiver/Expense Reimbursement                                     0.04%
                                                                     ----
Net Total Annual Fund Operating Expenses                             2.25%



(1) The Adviser reimbursed the Fund 0.04% of the Adviser's fee. After this reimbursement, the "Management Fees" and "Total Annual Fund Operating Expenses" were 1.46% and 2.25%, for the Class D shares. The Adviser is contractually obligated to waive its fees and to reimburse any expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25%. This Expense Limitation Agreement will terminate on October 31, 2000.


EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund over the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The information would be the same if you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  YEAR 1           YEAR 3           YEAR 5           YEAR 10
         Class D                   $428             $703            $1205             $2585

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                          STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE. The Fund's investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund's investment objective will be achieved. The investment objective is fundamental to the Fund and may not be changed without shareholder approval. Current income is incidental to the Fund's investment objective.


PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objectives by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with primary business operations in either the technology or science areas. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. In addition to investing at least 65% of its assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.



The Adviser believes that because of rapid advances in the Internet, technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations.



The technology and science areas have exhibited and continue to demonstrate rapid growth due to the mass adoption of the Internet through increasing demand for existing products and services, and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the Fund's portfolio. The expansion of technology and science areas, however, also provides a favorable environment for investment in small to medium capitalized companies. The Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Fund will not purchase stocks of companies during their initial public offering or during an additional public offering of the same security. The Adviser anticipates, however, that a significant portion of the Fund's holdings will be invested in newly-issued securities being sold in the secondary market.


Although the Fund will primarily invest in common stocks issued by U.S. companies, the Fund also may invest in other types of securities such as convertible stocks, preferred stocks, bonds and warrants, when the investment in such securities is considered consistent with the Fund's investment objective by the Adviser.

The Fund will not invest more than 20% of its total assets in convertible stocks, preferred stocks, bonds and warrants. The bonds in which the Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, however, the Fund will invest only in "investment grade" debt securities (i.e., rated within the four highest ratings categories by a nationally recognized statistical rating organization, e.g., BBB or higher by Standard & Poor's Ratings Services, a division of the

McGraw-Hill Companies, Inc. ("S&P"), Baa or higher by Moody's Investor Service, Inc. ("Moody's"), BBB or higher by Fitch Investors Services, Inc. ("Fitch"), or BBB or higher by Duff & Phelps Credit Rating Co."such securities may have speculative characteristics) or, in the case of unrated securities, debt securities that are, in the opinion of the Adviser, of equivalent quality to "investment grade" securities. In addition, the Fund will not necessarily dispose of any securities that fall below investment grade based upon the Adviser's determination as to whether retention of such a security is consistent with the Fund's investment objective, provided, however, that such securities do not exceed 5% of the Fund's total assets.


PORTFOLIO TURNOVER. Purchases and sales are made for the Fund whenever necessary, in the Adviser's opinion, to meet the Fund's investment objective, other investment policies, and the need to meet redemptions. The Fund will minimize portfolio turnover because it will not seek to realize profits by anticipating short-term market movements and intends to buy securities for long-term capital appreciation under ordinary circumstances. The turnover rate of the Fund for the fiscal year ended October 31, 1999 was 170%. The turnover rate for the twelve months ending December 31, 1999 was 259%. Fund turnover may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund's total rate of return. A greater portfolio turnover rate will also result in greater rate of gain or loss recognition for tax purposes and can accelerate the time at which shareholders must pay tax on any gains realized by the Fund.


BUY/SELL DECISIONS. The Fund's investment adviser considers the following factors when buying and selling securities for the Fund: (i) the value of individual securities relative to other investment alternatives, (ii) trends in the determinants of corporate profits, (iii) corporate cash flow, (iv) balance sheet changes, (v) management capability and practices and (vi) the economic and political outlook.

               ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

THE TECHNOLOGY AND SCIENCE AREAS. Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

CONCENTRATION. The volatile nature of the technology and science areas could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the portfolio, in some cases, well above the level at which it was originally purchased. For instance, even though an investment may have been purchased at a time when it represented less than 25% of the portfolio, appreciation may cause that concentration to be significantly greater than 25% at various times in a rising market.

The Adviser reviews the positions of the Fund on a regular basis to ensure that all tax and regulatory requirements are maintained. In instances where the value of an investment has risen above 25%, the Adviser will evaluate the appropriateness of that level of investment in light of the overall investment strategy of the Fund and applicable regulatory and tax implications.

SMALLER CAPITALIZED COMPANIES. The Adviser believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

BORROWING. The Fund may from time to time borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of the Fund's total assets less its liabilities and will be made at prevailing interest rates. The Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week, provided, however, that any illiquid securities purchased by the Fund will have been registered under the Securities Act of 1933 or be securities of a class, or convertible into a class, which is already publicly traded and the issuer of which is filing reports required by Section 13 or 15 of the Securities Exchange Act of 1934.

TEMPORARY INVESTMENTS. When the Adviser believes that adverse business or financial conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. While taking a defensive position, the Fund may not achieve its investment objective.

REPURCHASE AGREEMENTS. The Fund's portfolio position in cash or cash equivalents may include entering into repurchase agreements. A repurchase agreement is an instrument under which an investor purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. The Fund requires continual maintenance by the Fund's custodian of the market value of underlying collateral in amounts equal to, or in excess of, the value of the repurchase agreement including the agreed upon interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to transactions with institutions believed by the Adviser to present minimal credit risk. Repurchase agreements may be considered to be loans under the Investment Company Act of 1940, as amended.



NON-DIVERSIFIED STATUS. A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund.

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


ADVISER. Amerindo Investment Advisors Inc. (the "Adviser" or "Amerindo"), a registered investment adviser, is a California corporation with its principal office located at One Embarcadero, Suite 2300, San Francisco, California 94111. The Adviser, an emerging growth stock manager specializing in the technology and healthcare sectors, had assets under management of approximately $5.8 billion as of December 31, 1999. Alberto W. Vilar and Dr. Gary A. Tanaka are primarily responsible for the day-to-day management of the Fund's portfolio. Their biographies are as follows:



ALBERTO W. VILAR, 59, has been Chairman of the Board of Directors and Chief Executive Officer of the Fund since its inception. He began his career with Citibank N.A. in New York in 1964 and worked there as an International Credit Officer until 1967. From 1967 to 1971, he served as Vice President, Portfolio Manager and Manager of the Investment Management Division of Drexel Burnham Lambert in New York. From 1971 to 1973, he served as Executive Vice President, Portfolio Manager and Director of Equity Strategy at M.D. Sass Investor Services in New York. In 1973, he became Vice President and Portfolio Manager of Endowment Management & Research Corporation in Boston. From 1977 to 1979, he served as Senior Vice President, Director of Research, Chief Investment Strategist and Partnership Manager of the Boston Company in Boston. He founded the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) in 1979 and has served since then as a Principal Portfolio Manager. He holds the degrees of B.A. in Economics from Washington & Jefferson College and an M.B.A. from Iona College, and he completed the Doctoral Studies Program in Economics at New York University. Mr. Vilar was awarded an Honorary Doctorate of Humanities degree from Washington & Jefferson College. He has been a Chartered Financial Analyst since 1975.



DR. GARY A. TANAKA, 56, has been a Director and President of the Fund since its inception. He served as a Portfolio Manager for Crocker Bank in San Francisco from 1971 to 1977, and as a Partnership Manager for Crocker Investment Management Corp. in San Francisco from 1978 to 1980. From 1975 to 1980, he also served as a Consultant to Andron Cechettini & Associates in San Francisco. In 1980, he joined the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) as a Principal Portfolio Manager and has served in this position since that time. Dr. Tanaka holds the degrees of B.S. in Mathematics from Massachusetts Institute of Technology and Ph.D. in Applied Mathematics from Imperial College, University of London.

Pursuant to the Investment Advisory Contract for the Fund, the Adviser manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments subject to the general control of the Board of Directors of the Fund.


ADVISER'S FEES. Pursuant to the terms of the Investment Advisory Agreement, the Fund will pay an annual advisory fee, paid monthly, equal to 1.50% of the Fund's average daily net assets. The advisory fee is higher than the fee paid by most other mutual funds, however, the Board of Directors believes it to be reasonable in light of the advisory services the Fund receives. Any portion of the advisory fees received by the Adviser may be used by the Adviser to provide investor and administrative services and for distribution of Fund shares. The Adviser may also voluntarily waive a portion of its fee or assume certain expenses of the Fund. The Adviser is contractually obligated to waive its fees and to reimburse any expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25%. This Expense Limitation Agreement will terminate on October 31, 2000. The contractual waiver and any voluntary waivers or reimbursements have the effect of lowering the overall expense ratio of the Fund and of increasing yield to investors in the Fund. See "Expense Limitation" in Section V.A.2 of the Statement of Additional Information. In addition, Adviser receives service fees of 0.25% of the Class D shares' average daily net assets.



PERFORMANCE OF THE ADVISER. In the early 1980s, Amerindo pioneered the management of dedicated emerging technology portfolios of high technology and healthcare stocks designed to service the financial needs of the institutional investor. As reported in the Wall Street Journal's Money Manager Scorecard on July 24, 1996, May 1, 1996 and January 18, 1996, Amerindo ranked first for its one-year and five-year performance, respectively. Amerindo did not have a ten-year performance number. Amerindo was not ranked by the Money Manager Scorecard during 1997. Each Money Manager Scorecard represents a ranking at June 30, 1996, March 31, 1996 and December 31, 1995, respectively, of the estimated stock-market performance of U.S. money managers with over $100 million under management. The 1, 5 and 10-year performance rankings were compiled by Thompson Investment Software, CDA Investment Technologies, utilizing data provided by CDA/Spectrum, with respect to data on 754, 409, and 217 managers, respectively. This performance information relates to Amerindo's management of institutional accounts and should not be interpreted as indicative of future performance of the Fund. The performance figures upon which these rankings were based do not include a reduction for any charges or expenses with respect to such accounts. Further, Amerindo has not independently verified the accuracy, completeness or process underlying the performance figures upon which these rankings were based and makes no representation as to the accuracy or completeness of this performance information.


The performance of the Fund may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.


Amerindo's equity composite includes the portfolios managed in substantially similar styles to that of the Fund of all clients which are institutions, such as qualified retirement plans, charitable foundations and educational endowment funds, for which investment income and realized capital gains are exempt from Federal income tax, and for which Amerindo has full discretionary authority to manage in accordance with the firm's equity strategy for separate accounts. Amerindo has elected to comply with the American Association for Investment Management and Research presentation standards for the period October 1, 1987 (inception of the composite) through December 31, 1999. An independent accounting firm has conducted an examination with respect to Amerindo for the period October 1, 1987 through December 31, 1998, and has confirmed that Amerindo's performance presentation contained herein for such period conforms with AIMR standards. The 1999 review is currently in progress. The Independent Accountants' Report is available upon request. AIMR has not been involved with the preparation or review of the Independent Accountants' Report. The AIMR method of performance differs from that of the SEC and can contain different results. The private accounts listed do not have to comply with the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If this compliance was necessary, the account's performance could be adversely affected.



The following Schedule represents the rates of return for the equity composite for the annual investment periods from January 1, 1990 through December 31, 1999. Accounts benchmarks are the Standard & Poor's 500 -Composite Stock Index, Hambrecht & Quist Growth Index and the Russell 2000 Growth Index. The Independent Accountants' Report relates to their examination of Amerindo's performance from the inception of the composite October 1, 1987 through December 31, 1998, which is in accordance with AIMR standards. The 1999 review is currently in progress.


The following performance information relates to Amerindo's management of institutional accounts. This data should not be interpreted as the Fund's performance nor is it indicative of future performance of the Fund.


                             ASSET WEIGHTED         ASSET WEIGHTED                                   RUSSELL
                             COMPOSITE RATE         COMPOSITE RATE                       H&Q          2000
                            OF RETURN NET OF       OF RETURN GROSS        S&P 500       GROWTH       GROWTH
YEAR                         ADVISORY FEES         OF ADVISORY FEES        INDEX        INDEX         INDEX
------------------------------------------------------------------------------------------------------------
1990                               6.75%                  8.49%            -3.19%        3.89%       -17.41%
1991                              76.52%                 78.39%            30.55%       94.49%        51.18%
1992                               7.61%                  8.73%             7.68%       -3.57%         7.77%
1993                              15.08%                 16.42%            10.00%        7.81%        13.36%
1994                              -2.66%                 -1.53%             1.33%        3.38%        -2.43%
1995                              87.51%                 89.39%            37.50%       61.72%        31.04%
1996                               8.04%                  9.61%            23.22%       10.86%        11.26%
1997                             -26.61%                -26.05%            33.34%        2.39%        12.95%
1998                              61.67%                 64.14%            28.58%       45.04%         1.23%
1999                             248.42%                251.31%            21.03%      180.08%        43.09%



Annualized rates of return for the period January 1, 1990 to December 31, 1999



                                 34.25%                 35.82%            18.22%        32.11%       13.51%


       Composite returns are shown both gross and net of investment management fees. The composite is derived from all fully discretionary, tax-free sheltered equity accounts in this style with assets above $5,000,000. Past performance is no guarantee of future results.


The Fund's total return for the period October 28, 1996 (commencement of operations) through December 31, 1999 was 227.11%. The Fund's total return for the calendar year ended December 31, 1999 was 230.42%.

                             PRICING OF FUND SHARES

Net asset value per share for the Class D shares is determined by subtracting from the value of such Class's total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security. The value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions.

The Fund computes the net asset value once daily on Monday through Friday, at the regularly scheduled close of normal trading on the New York Stock Exchange, which normally occurs at 4:00 p.m. Eastern time, except on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                             HOW TO PURCHASE SHARES

INITIAL INVESTMENTS BY WIRE. You may purchase Class D shares of the Fund by wiring immediately available federal funds (subject to the minimum investment) to Bankers Trust Company from your bank. Your bank may charge a fee for doing so (see instructions below). The minimum initial investment in Class D shares is $2,500 ($1,000 for IRA accounts), each of which may be waived by the Fund.


If money is to be wired, you must call the Transfer Agent at 1-888-832-4386 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then you should provide your bank with the following information for purposes of wiring your investment:


                      Bankers Trust Company
                      New York, New York
                      ABA# 021001033
                      Account # 01-465-547
                      F/B/O Amerindo Technology Fund
                      Class D
                      Fund Acct. No. _______________
                      Social Security or Tax Identification No. ________________

You are required to mail a signed application to the Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase accepted by the Fund. Shareholders will receive the next determined net asset value per share after receipt of such wire and the acceptance of the purchase by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

INITIAL INVESTMENTS BY MAIL. An account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check (subject to the minimum investment) payable to:

                             Amerindo Technology Fund
                             P.O. Box 446
                             Portland, ME 04112

Payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the particular Class next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund's Distributor. In the event that there are insufficient funds to cover a check, such prospective investor or investors will be assessed a $15.00 charge.


ADDITIONAL INVESTMENTS. Additional investments may be made at any time (subject to a minimum subsequent investment of $500) by purchasing shares at net asset value by mailing a check to the Fund at the address noted under "Initial Investments by Mail" (payable to Amerindo Technology Fund Class D) or by wiring monies to the clearing bank as outlined above, or by telephone with payment by Automated Clearing House ("ACH"), electronically transferring funds from the investor's designated bank account. In order to purchase shares by telephone and make payment by ACH, an investor must complete the appropriate sections of the application. Shareholders who have authorized telephone purchases may effect purchases by calling the Transfer Agent at 1-888-832-4386.


OTHER PURCHASE INFORMATION. Investors may open accounts in the Fund only through the exclusive Distributor for the Fund. SEI Investments Distribution Co., for nominal consideration and as agent for the Fund, will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

The purchase price paid for the Class D shares is the current public offering price, that is, the next determined net asset value of the shares after the order is placed. See "Pricing of Fund Shares' herein. Class D shares are sold without a front-end sales load. The Fund reserves the right to reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.

The Fund must receive an order and payment by the close of business for the purchase to be effective and dividends to be earned on the same day. If funds are received after the close of business, the purchase will become effective and dividends will be earned on the next business day.

Shares of the Fund may be purchased in exchange for securities which are permissible investments of the Fund, subject to the Adviser's determination that the securities are acceptable. Securities accepted in exchange will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange must be liquid securities that are not restricted as to transfer and will have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on NASDAQ, the American Stock Exchange or the New York Stock Exchange, or on the basis of prices provided by a pricing service. The Fund and the Adviser reserve the right to reject any such purchase order. Shareholders will bear any costs associated with a purchase of Fund shares through such an exchange.

All purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. The Fund does not intend to issue certificates evidencing Fund shares.

Shares of the Fund may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Fund through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay to or receive compensation from Shareholder Organizations for the sale of the Fund's shares.

Purchases of Class D shares at net asset value may be made by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and by clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the investment advisor or financial planner.

The Fund has available a form of Individual Retirement Account ("IRA") which may be obtained from the Fund that permits the IRA to invest in Class D shares of the Fund. The minimum initial investment for all retirement plans is $1,000 with a subsequent minimum investment of $500. Investors desiring information regarding investments through IRAs should write or telephone the Fund.

                              HOW TO REDEEM SHARES

Shares of the Fund may be redeemed by mail, or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

BY MAIL. The Fund will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset value per share of the Fund is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange, Inc. (the "NYSE"), the Fund and the Distributor are open for business. Requests should be addressed to Amerindo Technology Fund, P.O. Box 446, Portland, ME 04112. Requests in "good order" must include the following documentation:

     (a) a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

     (b) any required signature guarantees (see "Signature Guarantees" below);
         and

     (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES. To protect shareholder accounts, the Fund and its transfer agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at 1-888-832-4386 for further details.



BY TELEPHONE. Provided the Telephone Redemption Option has been authorized, a redemption of shares may be requested by calling the Fund at 1-888-832-4386 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, the Fund and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its transfer agent to be genuine. The transfer agent's records of such instructions are binding and shareholders, and not the Fund or its transfer agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its transfer agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.


OPTIONAL REDEMPTION BY THE FUND. Investors are required to maintain a minimum account balance of at least $2,500. The Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

FURTHER REDEMPTION INFORMATION. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission (the "SEC").

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.


REDEMPTION FEE. The Fund is designed for long-term investors willing to accept the risks associated with a long- term investment in the common stocks of companies in the technology, technology-related and science industries. The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up the Fund's transaction costs"measured by both commissions and bid/ask spreads"which are borne by the remaining long-term investors. For these reasons, the Fund assesses a 2.00% fee on the redemption of Class D shares held for less than one year. Redemption fees will be paid to the Fund to help offset transaction costs. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains). This fee also does not apply to separate account clients of the Adviser and its affiliates that hold shares in IRA accounts or in retirement plans (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans).



The Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed. In determining "one year" the Fund will use the anniversary date of a transaction. Thus, shares purchased on March 2, 2000, for example, will be subject to the fee if they are redeemed on or prior to March 1, 2001. If they are redeemed on or after March 2, 2001, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase.


                          DIVIDENDS AND DISTRIBUTIONS

At least 90% of Class D's net investment income will be declared as dividends and paid annually. If an investor's shares are redeemed prior to the date on which dividends are normally declared and paid, accrued but unpaid dividends will be paid with the redemption proceeds. Substantially all the realized net capital gains for the Class D shares, if any, are declared and paid on an annual basis. Dividends are payable to investors of record at the time of declaration. For a discussion of the taxation of dividends or distributions, see "Taxes."

The net investment income of Class D shares for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. Shares of Class D earn dividends on the business day their purchase is effective but not on the business day their redemption is effective. See "Purchase of Shares" and "Redemption of Shares."

CHOOSING A DISTRIBUTION OPTION. Distribution of dividends from Class D shares may be made in accordance with several options. A shareholder may select one of three distribution options:

1. AUTOMATIC REINVESTMENT OPTION. Both dividends and capital gains distributions will be automatically reinvested in additional Class D shares of the Fund unless the investor has elected one of the other two options.

2. CASH DIVIDEND OPTION. Dividends will be paid in cash, and capital gains, if any, will be reinvested in additional shares.

3. ALL CASH OPTION. Both dividends and capital gains distributions will be paid in cash.

                                TAX CONSEQUENCES


The Fund has elected and intends to continue to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986. The Fund did so qualify for its previous taxable year. By qualifying, the Fund will generally not be subject to Federal income tax on net ordinary income and net realized capital gains paid out to its stockholders. The Fund can also avoid an annual 4% excise tax if it distributes substantially all of its ordinary income and short and long term capital gain each year. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income (which includes interest, dividends and net short term capital gains). The Fund has adopted a policy of declaring dividends annually. Distributions of net ordinary income and net short-term capital gains are taxable to stockholders as ordinary income. Although corporate stockholders would generally be entitled to the dividends-received deduction to the extent that the Fund's income is derived from qualifying dividends from domestic corporations, the Fund does not believe that any of its distributions will qualify for this deduction.


The excess of net long-term capital gains over net short-term capital losses realized and distributed by the Fund as capital gains distributions is taxable to stockholders as long-term capital gains, without regard to the length of time the stockholder may have held its shares in the Fund. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above. Long-term capital gains on sales of securities are currently taxable at a maximum rate of 20% for non-corporate shareholders. Capital gain dividends, designated in a notice mailed to investors not later than 60 days after the Fund taxable year closes, will be taxed as long-term capital gain without regard to the length of time for which the investor has held its shares. In determining the amount of capital gains to be distributed, any capital loss carry over from prior years will be taken into account in determining the amount of net long term capital gain. However, if an investor receives a capital gain dividend and sells shares after holding them for six months or less (not including, for purposes of determining the length of the holding period, periods during which the investor holds an offsetting position), then any loss realized on the sale will be treated as long-term capital loss to the extent of such capital gain dividend.


Distributions are taxable to investors whether received in cash or reinvested in additional shares of the Fund. Any dividend or distribution received by a stockholder shortly after the purchase of shares will reduce the net asset value of the shares by the amount of the dividend or distribution. Furthermore, such dividend or distribution is subject to tax even though it is, in effect, a return of capital.


The redemption of shares may result in the stockholder's receipt of more or less than the stockholder paid for its shares and, thus, in a taxable gain or loss to the stockholder. If the redeemed shares have been held for more than one year, the stockholder will generally realize a long-term capital gain or loss.

The Fund is required, subject to certain exemptions, to withhold at a rate of 31% from dividends paid or credited to stockholders and from the proceeds from the redemption of Fund shares, if a correct taxpayer identification number, certified when required, is not on file with the Fund, or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to these backup withholding rates. Corporate stockholders are not subject to this requirement.

If the Fund invests in securities of foreign issuers, it may be subject to withholding and other similar income taxes imposed by a foreign country. Dividends and distributions may be subject to state and local taxes.

Dividends paid or credited to accounts maintained by non-resident shareholders may also be subject to U.S. non-resident withholding taxes. You should consult your tax adviser regarding specific questions as to Federal, state and local income withholding taxes.

                           DISTRIBUTION ARRANGEMENTS

DISTRIBUTOR. SEI Investments Distribution Co. ("SIDCO"), an affiliate of the Administrator, has entered into a Distribution Agreement with the Fund to serve as the Fund's distributor. For nominal consideration and as agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares provided that any orders will not be binding on the Fund until accepted by the Fund as principal. See "Management of Fund" in the Statement of Additional Information.


12B-1 PLAN. The Fund, on behalf of the Class D shares, has adopted a distribution and service plan, pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Rule 12b-1 provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by this Rule. Because any fees payable under the Plan are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The total amounts payable under the Plan by the Class D shares of the Fund may not exceed 0.25% per annum. Fees paid under the Plan may not be waived for individual shareholders.


In accordance with the Plan, the Shareholder Servicing Agreement provides that the Class D shares will compensate the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of each Class for providing servicing to their clients ("shareholder servicing" ), which is subject to a maximum service fee of 0.25% per annum of the Class D shares' average daily net assets. The shareholder servicing agents that the Adviser retains will perform the following services: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses; (iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assist in processing purchase and redemption transactions; (v) arrange for the wiring of funds; (vi) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vii) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts;
(viii) furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Fund) quarterly and year-end statements and confirmations in a timely fashion after activity is generated in the account;
(ix) transmit, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to shareholders; (x) receive, tabulate and transmit to the Fund, proxies executed by shareholders with respect to meetings of shareholders of the Fund; and (xi) provide such other related services as the Fund or a shareholder may request.

The Plan provides that the Adviser and the Distributor may make payments from time to time from their own resources which may include the advisory fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or Adviser has entered into written agreements, for performing shareholder servicing and related administrative functions; (ii) to compensate certain financial intermediaries for providing assistance in distributing each Class's shares; (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and
(iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor or the Adviser, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers they have contracted with, provided that such payments made pursuant to the Plan will not increase the amount which the Fund is required to pay to the Distributor or the Adviser for any fiscal year under the shareholder servicing agreements or otherwise. Any servicing fees paid to the Adviser also may be used for purposes of (i) above.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

                        FINANCIAL HIGHLIGHTS INFORMATION


The following table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class D shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Morrison, Brown, Argiz & Company, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The table is part of the Fund's financial statements for the year ended October 31, 1999, which are available to shareholders upon request.


CLASS D SHARES


                                                                               FOR THE PERIOD
                                                                              OCTOBER 28, 1996
                                        FOR THE      FOR THE YEAR ENDED       (COMMENCEMENT OF
                                      PERIOD ENDED      DECEMBER 31,       INVESTMENT OPERATIONS)
                                      OCTOBER 31,    -------------------          THROUGH
                                        1999***        1998       1997       DECEMBER 31, 1996
                                      ------------   --------   --------   ----------------------
Net asset value, beginning of
  period............................    $  13.61     $  7.37    $  9.00           $ 10.00
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment loss.................       (0.07)      (0.20)     (0.16)            (0.04)
Net realized and unrealized gain
  (loss) on investments.............       20.07        6.44      (1.47)            (0.96)
                                        --------     -------    -------           -------
Net increase (decrease) in net
  assets from investment
  operations........................       20.00        6.24      (1.63)            (1.00)
                                        --------     -------    -------           -------
LESS DISTRIBUTIONS:
Net realized gains on investments...      (10.15)       0.00       0.00              0.00
                                        --------     -------    -------           -------
Total distributions.................      (10.15)       0.00       0.00              0.00
                                        --------     -------    -------           -------
Net asset value, end of period......    $  23.46     $ 13.61    $  7.37           $  9.00
                                        ========     =======    =======           =======
Total investment return**...........      146.74%      84.67%    (18.11)%          (10.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (in
  000's)............................    $272,205     $64,194    $40,191           $34,210
Ratio of expenses to average net
  assets............................        2.29%*      2.75%      2.83%             3.82%*
Ratio of expenses to average net
  assets, net of reimbursement......        2.25%*      2.25%      2.25%             2.25%*
Ratio of net investment loss to
  average net assets................       (0.68)%*    (2.72)%    (2.83)%           (3.82)%*
Ratio of net investment loss to
  average net assets, net of
  reimbursement.....................       (0.64)%*    (2.21)%    (2.25)%           (2.25)%*
Portfolio turnover rate.............      170.00%      78.46%    355.21%             0.00%


------------------
  * Annualized

 ** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.


*** Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31, 1999.

                      [This Page Intentionally Left Blank]

                            Amerindo Technology Fund
                               Board of Directors
                            ------------------------

Alberto W. Vilar                               Amerindo Investment Advisors Inc.
Gary A. Tanaka                                 Amerindo Investment Advisors Inc.
John Rutledge                                               Rutledge Capital LLC
Jude T. Wanniski                                              Polyconomics, Inc.


                                Officers of Fund
--------------------------------------------------------------------------------

Alberto W. Vilar                                           Chairman of the Board
Gary A. Tanaka                                                         President
Anthony Ciulla                                                    Vice President
Dana E. Smith                                                     Vice President

                            Amerindo Technology Fund
                                 March 1, 2000

Investment Advisor
Amerindo Investment Advisors Inc.
San Francisco, California
New York, New York

Administrator
SEI Investments Mutual Funds Services
Oaks, Pennsylvania

Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania

Transfer and Dividend Agent
Forum Shareholder Services LLC
Portland, Maine

Custodian
The Northern Trust Company
Chicago, Illinois

Legal Counsel
Battle Fowler LLP
New York, New York

Independent Auditors
Morrison, Brown, Argiz & Company
Miami, Florida



1-888-968-4964
www.amerindo.com

811-07531

AME-F-008-01


A Statement of Additional Information (SAI), dated March 1, 2000, and the Fund's Annual and Semi-Annual Reports include additional information about the Fund and its investments and are incorporated by reference into this prospectus. In the Fund's Annual Report is a discussion of the market and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain the SAI, the Annual and Semi-Annual Reports and material incorporated by reference without charge by calling the Fund at 1-888-968-4964. To request other information, please call your financial intermediary or the Fund.

A Current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.

                            AMERINDO TECHNOLOGY FUND

        -----------------------------------------------------------------


                                  March 1, 2000

            RELATING TO THE AMERINDO TECHNOLOGY FUND PROSPECTUSES FOR
                          THE CLASS A, C AND D SHARES
                               DATED MARCH 1, 2000

        -----------------------------------------------------------------

         This Statement of Additional Information ("SAI") sets forth information which may be of interest to investors but which is not necessarily included in each of the Fund's Prospectuses, dated March 1, 2000 (the "Prospectuses").

         This SAI is not a prospectus and should be read in conjunction with each of the Fund's Prospectuses, a copy of which may be obtained without charge by writing to the Fund at 399 Park Avenue, 22nd Floor, New York, New York 10022.

         This SAI is incorporated by reference into the Prospectus in its entirety. The Financial Statements have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available upon request by calling 1-888-832-4386.

                                TABLE OF CONTENTS


Fund History.................................................1 Capital Stock and Other Securities.................19
Description of the Fund and its Investments and Risks........1 Purchase, Redemption and Pricing of Shares........ 20
Management of the Fund ....................................  8 Taxation of the Fund.............................. 20
Control Persons and Principal Holders
 of Securities..............................................11 Underwriters...................................... 22
Investment Advisory and Other
Services....................................................12 Calculation of Performance Data .................. 23
Brokerage Allocation and Other Practices....................17 Financial Statements.............................. 24

-------------------------------------------------------------- -----------------------------------------------------

I.     FUND HISTORY

          Amerindo Funds Inc. (the "Company") was incorporated in Maryland on February 6, 1996. This SAI relates to the Amerindo Technology Fund (the "Fund").


II.    DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

         A.     INVESTMENT STRATEGIES AND RISKS

          The Fund is a non-diversified, open-end, management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with primary business operations in either the technology or science areas. Current income is incidental to the Fund's investment objective. The investment objective is fundamental to the Fund and may not be changed without shareholder approval. There can be no assurance that the Fund's investment objective will be achieved.

          This Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not be used as a trading vehicle.

         B.     DESCRIPTION OF THE FUND'S INVESTMENT SECURITIES AND DERIVATIVES

          1. The Technology and Science Areas. The Adviser believes that because of rapid advances in technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. The Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

          The technology and science areas have exhibited and continue to exhibit rapid growth due to the mass adoption of the Internet, both through increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the Fund's portfolio. The expansion of technology and its related industries, however, also provides a favorable environment for investment in small to medium capitalized companies. The Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Fund will not purchase stocks of companies during their initial public offering or during an additional public offering of the same security. The Adviser anticipates, however, that a significant portion of the Fund's holdings will be invested in newly-issued securities being sold in the secondary market.

          Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

          2. Foreign Securities. The Fund may invest up to 20% of its assets in foreign securities. It is, however, the present intention of the Fund to limit the investment in foreign securities to no more than 5% of its assets. By investing a portion of its assets in foreign securities, the Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The Adviser believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International diversification reduces the effect that events in any one country will have on the Fund's entire investment portfolio. On the other hand, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

          Investment in obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks from those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon and may involve a risk of loss to the Fund. Foreign securities markets have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. There can be no assurance that the Fund's foreign investments will present less risk then a portfolio of domestic securities.

          Foreign Currency. Investments in foreign securities will usually be denominated in foreign currency, and the Fund may contemporarily hold funds in foreign currencies. The value of the Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. The Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow and numerous other factors, including, in some countries, local governmental intervention).

          3. U.S. Government Obligations. U.S. Government obligations are obligations that are backed by the full faith and credit of the United States, by the credit of the issuing or guaranteeing agency or by the agency's right to borrow from the U.S. Treasury. They include (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one year or ten years), U.S. Treasury bonds (generally maturities of more than ten years), and (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the United States (such as securities issued by the Government National Mortgage Association, the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration, and certain securities issued by the Farmers' Home Administration and the Small Business Administration, most of which are explained below under the section entitled "Mortgage-Backed Securities"). The maturities of U.S. Government obligations usually range from three months to thirty years.

          4. Repurchase Agreements. When the Fund purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in United States Government securities by the Federal Reserve Bank of New York. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for securities in which it invests and will be held by the Custodian or in the Federal Reserve Book Entry System.

          For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter a delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the

Fund may incur a loss if the proceeds of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

          5. Hedging Transactions. The Fund may, but does not currently intend to, enter into hedging transactions. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Fund is permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to reduction of risk; they cannot be for speculation. In particular, the Fund may write covered call options on securities or stock indices. By writing call options, the Fund limits its profit to the amount of the premium received. By writing a covered call option, the Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of the Fund's net assets.

          To the extent the Fund uses hedging instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in the Fund, the Adviser will attempt to create a very closely correlated hedge.

          Short Sales. The Fund may make short sales of securities "against-the-box." A short sale "against-the-box" is a sale of a security that the Fund either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost. The Fund will make short sales "against-the-box" as a form of hedging to offset potential declines in long positions in the same or similar securities.

          6. Options Transactions. The Fund may, but does not currently intend to, enter into options transactions. The Fund may purchase call and put options on securities and on stock indices in an attempt to hedge its portfolio and to increase its total return. Call options may be purchased when it is believed that the market price of the underlying security or index will increase above the exercise price. Put options may be purchased when the market price of the underlying security or index is expected to decrease below the exercise price. The Fund may also purchase all options to provide a hedge against an increase in the price of a security sold short by it. When the Fund purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were purchased directly.

          In addition, the Fund may write covered call options on securities or stock indices. By writing options, the Fund limits its profits to the amount of the premium received. By writing a call option, the Fund assumes the risk that it may be required to deliver the security at a market value higher than its market value at the time the option was written plus the difference between the original purchase price of the stock and the strike price. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

          7. Lending of Securities. The Fund may, but does not currently intend to, lend its portfolio securities to qualified institutions as determined by the Adviser. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund in such transaction. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33% of the value of its total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Company's Board of Directors. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Company's Board of Directors.

          8. Variable-Amount Master Demand Notes. The Fund may purchase variable amount master demand notes ("VANs"). VANs are debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

          The VANs in which the Fund may invest are payable on not more than seven calendar days' notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by the Company's Board of Directors to minimize credit risks.

          The VANs that the Fund may invest in include participation certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, or taxable debt obligations
(VANs) owned by such institutions or affiliated organizations. A participation certificate gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's high quality standards, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board of Directors of the Company has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days' notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The Fund intends to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of the Fund's shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate* or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. The Adviser has been instructed by the

---------

* The "prime rate" is generally the rate charged by a bank to its most creditworthy customers for short term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

Company's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

          While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain VANs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VANs may fluctuate. To the extent that the Fund holds VANs with these limits, increases or decreases in value may be somewhat greater than would be the case without such limits. In the event that interest rates increased so that the variable rate exceeded the fixed-rate on the obligations, the obligations could no longer be valued at par and this may cause the Fund to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the VANs is made in relation to movements of the applicable banks' "prime rate," or other interest rate adjustment index, the VANs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VANs may be higher or lower than current market rates for fixed-rate obligations or obligations of comparable quality with similar maturities.

          For purposes of determining whether a VAN held by a Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. If a variable rate demand instrument ceases to meet the investment criteria of the Fund, it will be sold in the market or through exercise of the repurchase demand.

         C.     FUND POLICIES - INVESTMENT RESTRICTIONS

          The Fund has adopted the following fundamental investment restrictions which may not be changed unless approved by a majority of the Fund's outstanding shares. As used in this SAI, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

          The Fund may not:

         (1) Make portfolio investments other than as described herein or any other form of investment, where applicable, which meets the Fund's investment criteria, as determined by the Adviser and the Board of Directors, and which is consistent with the Fund's objective and policies.

         (2) Borrow money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to one-third of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not purchase additional securities. Interest paid on borrowings will reduce net income. 300% asset coverage is maintained at all times.

         (3) Mortgage, pledge or hypothecate any assets except that the Fund may pledge not more than one- third of its total assets to secure borrowings made in accordance with paragraph (2) above. However, although not a fundamental policy of the Fund, as a matter of operating policy in order to comply with certain state statutes, the Fund will not pledge its assets in excess of an amount equal to 15% of net assets.

         (4) Sell securities short, except short sales "against-the-box," or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent permitted in the Prospectus or this SAI or, to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and Its Investments and Risks."

         (5) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

         (6) Invest more than an aggregate of 15% of its net assets in repurchase agreements maturing in more than seven days, variable rate demand instruments exercisable in more than seven days, securities that are not readily marketable or are illiquid investments. Such Securities include foreign securities and bank participation interests for which a readily available market does not exist, except as described in the Fund's Prospectus.

         (7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Government obligations secured by real estate or interests in real estate.

         (8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, exceeding in the aggregate one-third of the market value of the Fund's total assets less liabilities other than obligations created by these transactions as described under "Description of the Fund and Its Investments and Risks."

         (9) Invest more than 25% of its assets in the securities of "issuers" in any single industry, except in the technology and science areas as set forth under "Investment Objectives, Principal Investment Strategies and Related Risks" in the Prospectus, provided also that there shall be no limitation on the Fund to purchase obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. If, however, in either case, the creating government guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government.

         (10) Invest in securities of other investment companies, except (i) the Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the 1940 Act.

         (11) Issue senior securities except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

          The Fund will not be in violation of any maximum percentage limitation when the change in the percentage of the Fund's held holdings is due to a change in value of the Fund's securities. This qualification does not apply to the restriction on the Fund's ability to purchase additional securities when borrowings earn 5% of the value of the Fund's total assets. Investment restrictions that involve a maximum percentage of securities or assets will be violated, however, if an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

         D.     TEMPORARY DEFENSIVE POSITIONS

          When the Adviser believes that market conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. The Fund's investments in foreign short-term instruments will be limited to those that, in the opinion of the Adviser, equate generally to the standards established for U.S. short-term instruments.

         E.     PORTFOLIO TURNOVER

          The Fund's portfolio turnover for the fiscal year ended December 31, 1998 was 78.46%. The Fund's portfolio turnover for the fiscal year ended October 31, 1999 was 170%. The portfolio turnover for the twelve months ended December 31, 1999 was 259%. The variation in the Fund's portfolio turnover was due to increased trading by the Fund. In response to current market conditions the Fund has employed more of an active trading strategy as opposed to a buy and hold strategy which has increased the portfolio turnover rate over the last fiscal year. This strategy is consistent with the Fund's investment objectives and overall investment policies and strategies.

III.     MANAGEMENT OF THE FUND

          The Fund's Board of Directors is responsible for the overall management and supervision of the Fund. Pursuant to the terms of an Investment Advisory Agreement, Amerindo Investment Advisors, Inc. (the "Adviser" or "Amerindo") serves as the investment adviser to the Fund. The Adviser supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. Subject to the Board's supervision, the Adviser makes all of the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the portfolio investments.

          The directors and officers of the Fund and their principal occupations during the past five years are set forth below. Their titles may have varied during this period. Asterisks indicate that those directors are "interested persons" (as defined in the 1940 Act) of the Fund.

                       OFFICERS AND DIRECTORS OF THE FUND


ALBERTO W. VILAR *                      Mr. Vilar has been Chairman of the Board
Amerindo Investment Advisors Inc.       of Directors and Chief Executive
One Embarcadero                         Officer of the Company since its
                                        inception.  He began his career with
                                        Citibank N.A. in New


--------
*   "Interested person" of the Fund, as defined in the Investment Company Act.

Suite 2300                              York in 1964 and worked there as an
San Francisco, CA  94111                International Credit Officer until 1967.
399 Park Avenue                         From 1967 to 1971, he served as Vice
22nd Floor                              President, Portfolio Manager and
New York, NY 10022                      Manager of the Investment Management
(59)                                    Division of Drexel Burnham
                                        Lambert in New York.  From 1971 to
                                        1973, he served as Executive Vice
                                        President, Portfolio Manager and
                                        Director of Equity Strategy at M.D. Sass
                                        Investor Services in New York. In 1973,
                                        he became Vice President and Portfolio
                                        Manager of Endowment Management &
                                        Research Corporation in Boston.
                                        From 1977 to 1979, he served as Senior
                                        Vice President, Director of Research,
                                        Chief Investment Strategist and
                                        Partnership Manager of the Boston
                                        Company in Boston. He founded the
                                        predecessors of Amerindo Advisors
                                        (U.K.) Limited and Amerindo Investment
                                        Advisors, Inc. (Panama) in 1979 and has
                                        served since then as a Principal
                                        Portfolio Manager. He holds the degrees
                                        of B.A. in Economics from Washington &
                                        Jefferson College and an M.B.A. from
                                        Iona College, and he completed the
                                        Doctoral Studies Program in Economics
                                        at New York University. Mr. Vilar was
                                        awarded an Honorary Doctorate of
                                        Humanities Degree from Washington &
                                        Jefferson College. He has been a
                                        Chartered Financial Analyst since 1975.

DR. GARY A. TANAKA*                     Dr. Tanaka has been a Director and
Amerindo Investment Advisors Inc.       President of the Company since its
43 Upper Grosvenor Street               inception.  He served as a Portfolio
London, England W1X9PG                  Manager for Crocker Bank in San
(56)                                    Francisco from 1971 to 1977, and as a in
                                        San Francisco from 1978 to 1980.  From
                                        1975 to 1980, he also served as a
                                        Consultant to Andron Cechettini &
                                        Associates in San Francisco.  In 1980,
                                        he joined the predecessors of Amerindo
                                        Advisors (U.K.) Limited and Amerindo
                                        Investment Advisors, Inc. (Panama) as a
                                        Principal Portfolio Manager and has
                                        served in this position since that time.
                                        Dr. Tanaka holds the degrees of B.S. in
                                        Mathematics from Massachusetts Institute of Technology and Ph.D. in Applied
                                        Mathematics from Imperial College,
                                        University of London.

DR. JOHN RUTLEDGE                       Dr. Rutledge has been a Director of the
Rutledge & Company, Inc.                Company since its inception.  He also
One Greenwich Office Park               has been Chairman of Rutledge & Company,
Greenwich, CT  06831                    Inc., a merchant banking firm, since
(52)                                    1991 and serves as a director of Earle
                                        M. Jorgensen Company, Lazard Freres
                                        Funds, Fluidrive, Inc., General Medical
                                        Corporation, Medical Specialties Group,
                                        United Refrigerated Services, Inc. and
                                        Utenduhl Capital Partners and is a
                                        special advisor to Kelso & Companies,
                                        Inc.  He is the author of books and
                                        investment publications, writes a

--------
*   "Interested person" of the Fund, as defined in the Investment Company Act.

                                        monthly column in Forbes Magazine and is a frequent contributor to periodicals.

JUDE T. WANNISKI                        Mr. Wanniski has been a Director of the
Polyconomics, Inc.                      Company since its inception.  He also
86 Maple Avenue                         has been president of Polyconomics,
Morristown, NJ 07960                    Inc. since 1978 and serves as a director
(63)                                    for Repap Enterprises Inc.

DANA E. SMITH                           Ms. Smith has been the Vice President of
Amerindo Investment Advisors Inc.       and Treasurer to the Company since its
22nd Floor                              inception.  She has been the Chief
399 Park Avenue                         Compliance Officer of Amerindo
New York, NY  10022                     Investment Advisors Inc. since April
(40)                                    1993.  From December 1991 to March 1993,
                                        she was a Mutual Fund Marketing
                                        Associate at Lazard Freres Asset
                                        Management and an officer of The Lazard
                                        Funds, Inc.

ANTHONY CIULLA                          Mr. Ciulla has been Vice President of
Amerindo Investment Advisors Inc.       the Company since its inception.  He has
One Embarcadero                         been the Senior Trader of Amerindo
Suite 2300                              Investment Advisers Inc. since
San Francisco, CA  94111                October 1, 1990.
(67)



                               COMPENSATION TABLE
                    (For Fiscal Year Ended October 31, 1999)

                         Aggregate        Pension or Retirement
   Name of Person and    Compensation     Benefits Accrued as Part       Estimated Annual Benefit  Total Compensation
   Position with Fund    From Fund        of Fund Expenses               Upon Retirement           From the Fund
  -------------------    ------------     ------------------------       ------------------------  ------------------

Alberto W. Vilar            $ 0                   $ 0                         $ 0                      $ 0
Director

Dr. Gary A. Tanaka            0                     0                           0                        0
Director

Dr. John Rutledge        30,000                     0                           0                   30,000
Director

Jude T. Wanniski         30,000                     0                           0                   30,000
Director



Each Director who is not an interested person of the Fund receives a base annual fee of $25,000 which is paid by the Fund, plus $1,250 for each meeting attended.

IV.     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          On January 31, 2000, there were 717,205 Class A shares, 49,876 Class C shares and 19,511,104 Class D shares of the Fund outstanding. As of this date, the directors and officers of the Fund, as a group, owned less than 1% of each Class.

          The following represents a list of persons who owned 5% or more of the Fund's outstanding common stock as of January 31, 2000:

CLASS A SHARES                    NONE


CLASS C SHARES                   Name & Address                  Percentage of Class             Nature of Ownership
                                 --------------                  -------------------             -------------------

                                 CIBC World Markets Corp.                 14.79%                 Record
                                 FBO 033-48035-17
                                 P.O. Box 3483
                                 Church Street Station
                                 New York, NY 10008-3484

                                 Heidi Tarver, Lisa Tarver                 6.40%                 Beneficial
                                 & Rebecca Tarver Ttees
                                 Tarver Grandchild Trust
                                 UA Dtd 2/10/95
                                 1927 Parker Street
                                 Berkeley, CA 94704-3206

                                 CIBC World Markets Corp.                  6.36%                 Record
                                 FBO 324-15347-12
                                 P.O. Box 3484
                                 Church Street Station
                                 New York, NY 10008-3484

CLASS D SHARES                   Name and Address                Percentage of Class             Nature of Ownership
                                 ----------------                -------------------             -------------------

                                 Charles Schwab & Co.                     25.13%                 Record
                                 101 Montgomery Street
                                 San Francisco, CA 94104

                                 A/C WAIF8628832 MAC                       8.74%                 Record
                                 & Co.
                                 Mutual Fund Operations
                                 P.O. Box 3198
                                 Pittsburgh, PA 15230-3198



V.     INVESTMENT ADVISORY AND OTHER SERVICES

       A.     INVESTMENT ADVISER

          1. General Information. Amerindo Investment Advisors Inc., a registered investment adviser, is a California corporation, with its principal office located at One Embarcadero, Suite 2300, San Francisco,

California 94111. The Adviser serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement entered into by the Fund on behalf of each Class. The Adviser supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Directors, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

          The Adviser provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Adviser or its affiliates.

          The Adviser may also provide the Fund with supervisory personnel who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculation, reports to and filings with regulatory authorities, and services relating to such functions. However, the Administrator will provide personnel who will be responsible for performing the operational components of such services. The personnel rendering such supervisory services may be employees of the Adviser, of its affiliates or of other organizations.

          The Advisory Agreement was approved on May 14, 1996 by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the Investment Company Act of 1940, as amended) of the Fund or the Adviser. On July 13, 1999, the Board voted to extend the term of the Advisory Agreement to July 30, 2000. The Agreement, which currently extends to July 30, 2000, may be continued in force thereafter for successive twelve-month periods beginning each July 31, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by the Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

          The Advisory Agreement is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of the outstanding voting shares of the Fund or by a vote of a majority of the Fund's Board of Directors, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          2. Adviser's Fees. Pursuant to the terms of the Advisory Agreement, the Fund, on behalf of each Class, will pay an annual advisory fee paid monthly equal to 1.50% of the Fund's average daily net assets. In addition, the Adviser is contractually obligated to waive its fees and reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25% for the Class A and Class D shares and 3.00% for the Class C shares.

          Fees Paid to the Adviser Under the Advisory Agreement



                                                                         Fiscal Year Ended,
                                                   1999*                       1998                            1997
                                      ------------------------   ------------------------------- -------------------------------
Fees Paid                                    $1,959,874                     $674,525                        $609,301
Reimbursements                                 $ 53,171                     $225,991                        $234,645
------------------------------------- -------------------------  ------------------------------- -------------------------------

* Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31, 1999.


          This fee is higher than the fee paid by most other mutual funds; however, the Board of Directors believes that this fee is reasonable in light of the advisory services performed by the Adviser for the Fund. Any portion of the advisory fees received by the Adviser may be used by the Adviser to provide investor and administrative services and for distribution of Fund shares.

          Expense Limitation. From time to time, the Adviser may voluntarily assume certain expenses of the Fund. This would have the effect of lowering the overall expense ratio and of increasing yield to investors. Subject to any such voluntary assumption of certain expenses by the Adviser, the Fund has, under the Advisory Agreement, confirmed its obligation for payment of all other expenses, including without limitation: (i) fees payable to the Adviser, Administrator, Custodian, Transfer Agent and Dividend Agent; (ii) brokerage and commission expenses; (iii) Federal, state or local taxes, including issuance and transfer taxes incurred by or levied on it; (iv) commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; (v) interest charges on borrowings; (vi) telecommunications expenses; (vii) recurring and non-recurring legal and accounting expenses; (viii) costs of organizing and maintaining the Company's existence as a corporation; (ix) compensation, including directors' fees, of any directors, officers or employees who are not also officers of the Adviser or its affiliates and costs of other personnel providing administrative and clerical services; (x) costs of stockholders' services and costs of stockholders' reports, proxy solicitations, and corporate meetings; (xi) fees and expenses of registering its shares under the appropriate Federal securities laws and of qualifying its shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and (xii) expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts.

          The Fund may from time-to-time hire its own employees or contract to have management services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

         B.     THE DISTRIBUTION AND SERVICE PLAN

          The Company, on behalf of each Class, has adopted a distribution and service plan (the "Plan"), pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. Pursuant to the Plan, the Company and the Distributor have entered into a Distribution Agreement (with respect to all classes), and the Company and the Adviser have entered into a Shareholder Servicing Agreement (with respect to Class C Shares only).

          The Plan provides that each Class of the Fund will compensate the Distributor or the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of any Class of shares of the Fund for providing servicing to their clients ("Shareholder Servicing Fee"). These fees are subject to a maximum of 0.25% per annum of each Class' average daily net assets. The Plan also provides that the Distributor is paid a fee (an asset based sales charge) equal to 0.75% of the Class C shares' average daily net assets on an annual basis to permit it to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders (each a "broker-dealer") for providing distribution assistance and promotional support to the Fund. Fees paid under the Plan may not be waived for individual shareholders.

          For the fiscal period ended October 31, 1999, the Fund paid Shareholder Servicing Fees to the Adviser in an amount equal to $20,273 for Class A Shares and $316,509 for Class D Shares. These fees were used to provide shareholder servicing and maintain shareholder accounts.

          The Plan, the Shareholder Servicing Agreement and the Distribution Agreement each provide that the Adviser and the Distributor may make payments from time to time from their own resources which may include the advisory fee and the asset based sales charges and past profits for the following purposes:
(i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or the Adviser has entered into written agreements, for performing shareholder servicing and related administrative functions of each Class; to compensate certain financial intermediaries for providing assistance in distributing Class shares; (ii) to pay the costs of printing and distributing the Fund's Prospectus to prospective investors; and
(iii) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. Further, the Agreements provide that the Adviser may use its service fee for the purposes enumerated in (i) above and any asset based sales charges paid to the Distributor also may be used for purposes of (ii) or (iii) above. The Distributor or the Adviser, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers with whom they have contracted, provided that such payments made pursuant to the Plan will not increase the amount which a Class is required to pay the Distributor or the Adviser for any fiscal year under the shareholder servicing agreements or otherwise. For the fiscal period ending October 31, 1999, the Adviser, under the Plan, made payments of $794,122 in advertising and related costs. The excess of such payments over the total payments the Adviser received from the Fund represents distribution expenses funded by the Adviser from its own resources including the Advisory fee.

          Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

          Under the Plan, each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each Class of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses; (iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions;
(iv) arrange for the wiring of funds; (v) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vi) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (vii) furnish quarterly and year-end statements and confirmations within five business days after activity in the account; (viii) transmit to shareholders of each Class proxy statements, annual reports, updated prospectuses and other communications;
(ix) receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of the Fund; and (x) provide such other related services as the Fund or a shareholder may request.

          In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by the Company, on behalf of each Class, the distributor or the Adviser, and the shareholder servicing agents, broker-dealers, or other organizations, must be in a form satisfactory to the Company's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

         C.     ADMINISTRATOR

          1. General Information. The Company and SEI Investment Mutual Funds Services (the "Administrator") have entered into an Administrative Agreement effective September 20, 1999.

          The Administrator, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investment Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investment Company ("SEI Investments"), is the owner of all beneficial interests in the Administrator. SEI Investments and its affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to over 34 mutual funds.

          Pursuant to an Administration Agreement with the Fund, the Administrator provides all administrative services necessary for the Fund, other than those provided by the Adviser, subject to the supervision of the Company's Board of Directors. The Administrator will provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

          The Administration Agreement shall remain in effect for five years commencing September 20, 1999 (the "Initial Term") and each renewal term of two years each (each, a "Renewal Term"), unless terminated (a) by the mutual written agreement of the Company and the Administrator; (b) by either the Company or the Administrator on 90 days' written notice, as of the end of the Initial Term or the end of any Renewal Term; (c) by either the Fund or the Administrator on such date as is specified in written notice given by the terminating party, in the event of a material breach of the Agreement by the other party, provided the terminating party has notified the other party of such breach at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date; (d) effective upon the liquidation of the Administrator; or (e) as to any Fund or the Company, effective upon the liquidation of such Fund or the Company as the case may be. The Agreement shall not be assignable by the Administrator, without the prior written consent of the Company, except to an entity that is controlled by, or under common control, with the Administrator. The Agreement also provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

          Under the Administration Agreement, the Administrator performs or supervises the performance by others of other administrative services in connection with the operations of the Fund, and, on behalf of the Fund, investigates, assists in the selection of and conducts relations with custodians, depositories, accountants, legal counsel, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Fund's operations. The Administrator provides the Directors of the Company with such reports regarding investment performance as they may reasonably request but shall have no responsibility for supervising the performance by any investment adviser or sub-adviser of its responsibilities. The Administrator may appoint a sub-administrator to perform certain of the services to be performed by the Administrator hereunder.

          The Administrator provides the Fund with administrative services, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities (including facilities for Shareholders' and Directors' meetings) for handling the affairs of the Fund and such other services as the Directors may, from time to time, reasonably request and the Administrator shall, from time to time, reasonably determine to be necessary to perform its obligations under the Agreement. In addition, at the request of the Board of Directors, the Administrator shall make reports to the Directors concerning the performance of its obligations hereunder.

          2. Administrator's Fees. For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee based on the Fund's average net assets.

                   Calculation of Administrator's Monthly Fee


Fund's Net Assets                                              Fee
Up to $250 million                                            .125%
Next $250 million                                              .09%
Next $500 million                                              .07%
On assets over $1 Billion                                      .05%
-------------------------------------------------------------------------------


                         Fees Paid to the Administrator


                                                                       Fiscal Year Ended,
                                          1999(1)(2)                        1998(3)                         1997(3)
-------------------------------  ------------------------------  ------------------------------- -------------------------------
Fees                                      $173,516                          $73,466                         $66,170
-------------------------------  ------------------------------  ------------------------------- -------------------------------


         D.     CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

          The Northern Trust Company, 50 S. Lasalle Street, Chicago, Illinois 60675, serves as custodian for the Fund's cash and securities. Pursuant to a Custodian Agreement with the Company, on behalf of the Fund, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. Forum Shareholder Services LLC also acts as the Fund's transfer and dividend agent. Forum Shareholder Services LLC has its principal office at 2 Portland Square, Portland, Maine 04101.

         E.     COUNSEL AND INDEPENDENT AUDITORS

          Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, NY 10022. Morrison, Brown, Argiz & Company, 1001 Brickel Bay Drive, 9th Floor, Miami, Florida 33131, have been selected as auditors for the Fund.


VI.     BROKERAGE ALLOCATION AND OTHER PRACTICES

          The Adviser makes the Fund's portfolio decisions. In the over-the-counter market, where a majority of the portfolio securities are expected to be traded, orders are placed with responsible primary

--------
1 Of this amount, $136,197 was paid to American Data Services, Inc. and $37,319 was paid to SEI Mutual Funds Services.

2 Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31, 1999.

3 These fees were paid to American Data Services, Inc., the Fund's Administrator prior to September 20, 1999.

market-makers unless a more favorable execution or price is believed to be obtainable. Regarding exchange-traded securities, the Adviser determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). The Adviser will also consider the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis, as well as other factors such as the broker-dealer's ability to engage in transactions in securities of issuers which are thinly traded. The Adviser does not intend to employ a broker-dealer whose commission rates fall outside of the prevailing ranges of execution costs charged by other broker-dealers offering similar services. When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser, or portfolio transactions may be effected by the Adviser. Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent. Consistent with the Conduct Rules of the NASD, and subject to seeking best execution, the Adviser may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund. For the fiscal years ended October 31, 1999 and December 31, 1998 and 1997, the Fund paid brokerage commissions in the amount of $35,930, $16,443 and $16,944, respectively.

          The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker. The Adviser may consider the sale of shares of the Fund by brokers including the Distributor as a factor in its selection of brokers of Fund transactions.

          A majority of the portfolio securities that the Fund purchases or sells will be done as principal transactions. In addition, debt instruments are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. Brokerage commissions are not usually paid for any such purchases. Any transactions involving such securities for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund may purchase Government Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

          Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by a formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

          Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions will be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

          In addition to managing the assets of the Fund, the Adviser manages assets on a discretionary basis for other clients and, as a result, the Adviser may effect transactions in such clients' accounts in securities in which the Fund currently holds or, in the near future may hold, a position. The Adviser makes the determination to purchase or sell a security based on numerous factors, including those that may be particular to one or more of its clients. Therefore, it is possible that the Adviser will effect transactions in certain securities for select clients, which may or may not include the Fund, that it may not deem, in its sole discretion, as being appropriate for other clients, which may or may not include the Fund.

VII.     CAPITAL STOCK AND OTHER SECURITIES

          The authorized capital stock of the Company consists of one billion shares of stock having a par value of one-tenth of one cent ($.001) per share. The Company's Board of Directors is authorized to divide the unissued shares into separate classes and series of stock, each series representing a separate, additional investment portfolio. The Board currently has authorized the division of the unissued shares into three Classes -- Class A, Class C and Class D. Shares of any class or series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected class or series. Each share of any class or series of shares when issued has equal dividend, distribution, liquidation and voting rights within the class or series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

          There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are redeemable at net asset value, at the option of the investor.

          The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is an investor of record, the Fund does not issue certificates evidencing Fund shares.

          As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Company provide for annual meetings only (a) for the election of directors, (b) for approval of revisions to the Fund's investment advisory agreement, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than twenty-five percent of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund directors and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter, i.e., by a majority of the Fund's outstanding shares. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or series in the matter are substantially identical or that the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of the Rule.


VIII.     PURCHASE, REDEMPTION AND PRICING OF SHARES

          The material relating to purchase, redemption and pricing of shares is located in the Shareholder Information section of the Prospectus.


IX.     TAXATION OF THE FUND

          Prospective investors should consult their tax advisors with respect to the tax consequences of an investment in the Fund.

          The Fund has elected and intends to continue to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986. The Fund did so qualify for its previous taxable year. To qualify as a regulated investment company, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements discussed below. By meeting these requirements, the Fund generally will not be subject to Federal income tax on investment company taxable income, and on net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends, distributed to shareholders. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid. If the Fund does not meet all of these requirements, it will be taxed as an ordinary corporation and distributions will generally be taxed to shareholders as ordinary income.

          The Fund's policy is to declare dividends annually and distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income. Amounts, other than tax-exempt interest, not distributed on a timely basis may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years.

          Distributions of investment company taxable income, including net short term capital gains, generally are taxable to shareholders as ordinary income. Distributions of net capital gains, if any, designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held its shares of the Fund. Shareholders will be notified annually as to the Federal tax status of distributions. Distributions are taxable to shareholders whether received in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of the cash dividend that otherwise would have been distributable (where the additional shares are purchased in the open market), or the fair market value of the shares received, determined as of the reinvestment date. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the value of a share on the reinvestment date. The Fund does not expect that any of its distributions will qualify for the dividends-received deduction for corporations.

          In addition to satisfying the distribution requirement described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

          The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

          If for any taxable year the Fund did not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and any distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders.

          Investors should carefully consider the tax implications of buying shares prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distributions. Distributions by the Fund reduce the net asset value of the Fund's shares, and if a distribution reduces the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.

          Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Fund does not expect that it will qualify to elect to pass through to its shareholders the right to take a foreign tax credit for foreign taxes withheld from dividends and interest payments. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. These gains or losses, may increase, decrease, or eliminate the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

          Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months (10% if the taxpayer is, and would be after accounting for such gains, subject to the 15% tax bracket for ordinary income). However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately).

          If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes thereon to be paid by it, the Fund can elect to treat such capital gains as having been distributed to shareholders. In that event, shareholders will report such capital gains as net capital gains, will be able to claim their share of federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Fund shares by 65% of their share of the undistributed gain.

          The Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which include most corporations. Under the backup withholding provisions, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and their required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate shareholders should provide the Fund with their taxpayer identification numbers and should certify their exempt status in order to avoid possible erroneous application of backup withholding.

          The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of Fund shares, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person.

          The Fund may be subject to state or local tax in jurisdictions in which the Fund is organized or may be deemed to be doing business. However, Maryland taxes regulated investment companies in a manner that is generally similar to the federal income tax rules described herein.

          Distributions may be subject to state and local income taxes. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from their treatment under the federal income tax laws.


X.     UNDERWRITERS

          The Fund sells and redeems its shares on a continuing basis at their net asset value and imposes a sales charge. The Distributor receives an underwriting commission of 0.25% on sales of Class A shares only. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e. $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as a principal. In addition, as further described in "B. The Distribution and Service Plan," the Distributor receives a fee equal to 0.25% of the Class A and Class D shares' and 0.75% of the Class C shares' average daily net assets on an annual basis to permit it to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders for providing distribution assistance and shareholder support to the Fund.

          The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. It is the Fund's position, however, that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the distributor for providing such services. This is an unsettled area of the law, however, and if a determination contrary to the Fund's position concerning shareholder servicing and administration payments to banks from the distributor is made by a bank regulatory agency or court, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the names of the customers at no cost to each Class or its shareholders. In addition, state securities laws on this issue may differ from the interpretation of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


XI.     CALCULATION OF PERFORMANCE DATA

          The Fund, on behalf of each Class, may from time to time include yield, effective yield and total return information in advertisements or reports to investors or prospective investors. Currently, the Fund intends to provide these reports to investors and prospective investors semi-annually, but may from time to time, in its sole discretion, provide reports on a more frequent basis, such as quarterly. The "yield" refers to income generated by an investment in a particular Class of the Fund over a thirty-day period. This income is then "annualized." That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the monthly income earned by an investment in a particular Class of the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "total return" of the Fund is required to be included in any advertisement containing each Class's yield. Total return is the average annual total return for the period which began at the inception of a particular Class of the Fund and ended on the date of the most recent balance sheet, and is computed by finding the average annual compound rates of return over the period that would equate the initial amount invested to the ending redeemable value. Yield, effective yield and total return may fluctuate daily and do not provide a basis for determining future yields, effective yields or total returns. For Class A shares, the annual total rate of return and yield figures will assume payment of the maximum initial sales load at the time of purchase. One-, five- and ten-year periods will be shown, unless the Class of the Fund has been in existence for a shorter period.

          The yields and the net asset values of each Class of shares of the Fund will vary based on the current market value of the securities held by the Fund and changes in such Class's expenses. The Adviser, the Administrator or the Distributor may voluntarily waive a portion of their fees on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of a Class of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of a Class of the Fund to yields and total rates of return published for other investment companies and other investment vehicles.

          The Fund computes yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the registration statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD =          2[(a-b + 1)6 - 1]
                                            cd

Where:       a    =   dividends and interest earned during the period.

             b    =   expenses accrued for the period (net of reimbursements).

             c    =   the average daily number of shares outstanding
                      during the period that were entitled to dividends.

             d    =   the maximum offering price per share on the last day of
                      the period.

          Actual future yields will depend on the type, quality, and maturities of the investments held by the Fund, changes in interest rates on investments, and the Fund's expenses during the period.

          COMPUTATION OF TOTAL RETURN. The total return must be displayed in any advertisement containing the Fund's yield. Total return is the average annual total return for the 1-, 5- and 10-year period ended on the date of the most recent balance sheet included in the SAI, computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                 P(1 + T)n = ERV

Where:

             P    =   a hypothetical initial investment of $1000

             T    =   average annual total return

             n    =   number of years

             ERV      = ending redeemable value of a hypothetical $1000 payment
                        made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-or 10-year periods (or fractions thereof).

          Because the Fund has not had a registration in effect for 5 or 10 years, the period during which the registration has been effective shall be substituted.

          Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

          From time to time evaluations of performance of the Fund made by independent sources may be used in advertisements. These sources may include Lipper Analytical Services, Wiesenberger Investment Company Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Bank Rate Monitor, and The Wall Street Journal. From time to time evaluations of performance of the Adviser made by independent sources may be used in advertisements of the Fund.


XII.     FINANCIAL STATEMENTS

          The financial statements for the year ended December 31, 1999 are available, without charge, upon request. Shareholders will receive Semi-Annual and Annual Reports from the Fund. The annual financial statements are audited by the Fund's independent financial accountants. Copies are available, without charge, upon request. The audited financial statements for the Fund dated October 31, 1999 and the Report of Morrison, Brown, Argiz & Company thereon, are incorporated herein by reference to the Annual Report to Shareholders dated October 31, 1999.

                           PART C - OTHER INFORMATION
Item 23.       EXHIBITS

        (1)    (a)      Articles of Incorporation of the Registrant.

        (1)    (b)      By-Laws of the Registrant.

               (c)      Not applicable.

        (1)    (d)      Form of Investment Advisory Agreement.

        (2)    (e)      Form of Distribution Agreement for all Classes.

               (f)      Not applicable.

        (1)    (g)      Form of Custody Agreement.

        (2)    (h)      Form of Administration Agreement.

        (1)    (h.1)    Transfer Agency and Service Agreement.

        (3)    (h.2)    Fund Accounting Service Agreement.

        (2)    (h.3)    Form of Expense Limitation Agreement.

        (1)    (i)      Opinion of Battle Fowler LLP as to the legality of the
                        securities being registered and consent.

        (3)    (i.1)    Consent of Battle Fowler LLP.

               (j) Consent of Morrison, Brown, Argiz & Company, certified public accountants.

        (4)    (k)      Audited Financial Statements, for fiscal year ended
                        October 31, 1999, including the Report of Independent
                        Accountants.

        (1)    (l)      Subscription Letter.

        (1)    (m)      Distribution and Service Plan for Class A and D shares.

        (2)    (m.1)    Form of Distribution and Service Plan for Class C
                        shares.

        (1)    (m.2)    Shareholder Servicing Agreement for Class A and D
                        shares.

        (2)    (m.3)    Form of Shareholder Servicing Agreement for the Class C
                        shares.

               (n)      Not applicable.

        (2)    (o)      Form of Amendment No. 1 to the Multi-Class Plan pursuant
                        to Rule 18f-3 under the 1940 Act.

        (1)    (p)      Powers of Attorney.

--------------------------

(1) Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, 333-00767, filed on May 23, 1996 and incorporated herein by reference

(2) Filed as an exhibit to Post-Effective Amendment No. 5 to the Registrant's Registration Statement, 333-00767, filed on October 15, 1999 and incorporated herein by reference

(3) Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement, 333-00767, filed on May 6, 1997 and incorporated herein by reference

(4) Filed with Annual Report in form N-30D on December 30, 1999 (accession number 0000935069-99-000294) and incorporated herein by reference

911624.1

Item 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

             None.


Item 25.     INDEMNIFICATION

             (a) In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:

                "NINTH: (1) The Corporation shall indemnify (i) its currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                (2) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

             (b) In the proposed Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify and hold harmless any person who controls the Fund's distributor, SEI Investments Distribution Co., within the meaning of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

Item 26.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

             The description of the Registrant's adviser, Amerindo Investment Advisors Inc., under the caption "Management, Organization and Capital Structure" in the Prospectus and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.

Item 27.     PRINCIPAL UNDERWRITERS

             (a) SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, PA 19456, is the Registrant's Distributor.

 SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust                                        July 15, 1982
SEI Liquid Asset Trust                                        November 29, 1982
SEI Tax Exempt Trust                                          December 3, 1982
SEI Index Funds                                               July 10, 1985
SEI Institutional Managed Trust                               January 22, 1987
SEI Institutional International Trust                         August 30, 1988
The Advisors' Inner Circle Fund                               November 14, 1991
The Pillar Funds                                              February 28, 1992
CUFUND                                                        May 1, 1992
STI Classic Funds                                             May 29, 1992
First American Funds, Inc.                                    November 1, 1992
First American Investment Funds, Inc.                         November 1, 1992
The Arbor Fund                                                January 28, 1993
Boston 1784 Funds                                             June 1, 1993
The PBHG Funds, Inc.                                          July 16, 1993
Morgan Grenfell Investment Trust                              January 3, 1994
The Achievement Funds Trust                                   December 27, 1994
Bishop Street Funds                                           January 27, 1995
STI Class Variable Trust                                      August 18, 1995
ARK Funds                                                     November 1, 1995
Huntington Funds                                              January 11, 1996
SEI Asset Allocation Trust                                    April 1, 1996
TIP Funds                                                     April 28, 1996
SEI Institutional Investments Trust                           June 14, 1996
First American Strategy Funds, Inc.                           October 1, 1996
HighMark Funds                                                March 8, 1997
Armada Funds                                                  February 15, 1997
PBHG Insurance Series Fund, Inc.                              April 1, 1997
The Expedition Funds                                          June 9, 1997
Alpha Select Funds                                            January 1, 1998
Oak Associates Funds                                          February 27, 1998
The Nevis Fund, Inc.                                          June 29, 1998
The Parkstone Group of Funds                                  September 14, 1998
CNI Charter Funds                                             April 1, 1999
The Armada Advantage Fund                                     May 1, 1999
Amerindo Funds, Inc.                                          July 13, 1999
Huntington VA Funds                                           October 15, 1999
Friends Ivory Funds                                           December 16, 1999

911624.1

             (b) The following are the directors and officers of SEI Investments Distribution Co. The principal business address of each of these persons is One Freedom Valley Drive, Oaks, PA 19456:


Name                        Positions and Offices                                   Positions and Offices
----                        With the Distributor                                    With the Registrant
                            --------------------                                    -------------------
Alfred P. West, Jr.         Director, Chairman of the Board of Directors                        None
Richard B. Lieb             Director, Executive Vice President                                  None
Carmen V. Romeo             Director                                                            None
Mark J. Held                President & Chief Operating Officer                                 None
Gilbert L. Beebower         Executive Vice President                                            None
Dennis J. McGonigle         Executive Vice President                                            None
Robert M. Silvestri         Chief Financial Officer & Treasurer                                 None
Leo J. Dolan, Jr.           Senior Vice President                                               None
Carl A. Guarino             Senior Vice President                                               None
Larry Hutchison             Senior Vice President                                               None
Jack May                    Senior Vice President                                               None
Hartland J. McKeown         Senior Vice President                                               None
Kevin P. Robins             Senior Vice President & General Counsel                             None
Patrick K. Walsh            Senior Vice President                                               None
Robert Aller                Vice President                                                      None
Timothy D. Barto            Vice President & Assistant Secretary                                None
Gordon W. Carpenter         Vice President                                                      None
Todd Cipperman              Vice President & Assistant Secretary                                None
S. Courtney E. Collier      Vice President & Assistant Secretary                                None
Robert Crudup               Vice President & Managing Director                                  None
Richard A. Deak             Vice President & Assistant Secretary                                None
Barbara Doyne               Vice President                                                      None
Jeff Drennen                Vice President                                                      None
James R. Foggo              Vice President & Assistant Secretary                                None
Vic Galef                   Vice President & Managing Director                                  None
Lydia A. Gavalis            Vice President & Assistant Secretary                                None
Greg Gettinger              Vice President & Assistant Secretary                                None
Kathy Heilig                Vice President                                                      None
Jeff Jacobs                 Vice President                                                      None
Samuel King                 Vice President                                                      None
Kim Kirk                    Vice President & Managing Director                                  None
John Krzeminski             Vice President & Managing Director                                  None
Christine M. McCullough     Vice President & Assistant Secretary                                None
Carolyn McLaurin            Vice President & Managing Director                                  None
Mark Nagle                  Vice President                                                      None
Joanne Nelson               Vice President                                                      None
Cynthia M. Parrish          Vice President & Secretary                                          None
Rob Redican                 Vice President                                                      None
Maria Rinehart              Vice President                                                      None
Steve Smith                 Vice President                                                      None
Daniel Spaventa             Vice President                                                      None
Kathryn L. Stanton          Vice President                                                      None
Lynda J. Striegel           Vice President & Assistant Secretary                                None
Lori L. White               Vice President & Assistant Secretary                                None
Wayne M. Withrow            Vice President & Managing Director                                  None


             (c) There are no affiliated persons of the Underwriter who are not affiliated with the Registrant.

911624.1

Item 28.     LOCATION OF ACCOUNTS AND RECORDS

             Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder, in general, are maintained in the physical possession of Registrant at Amerindo Funds Inc., 399 Park Avenue, New York, New York 10022; SEI Investments Mutual Funds Services, One Freedom Valley Drive, Oaks, PA 19456, the Registrant's transfer and accounting agent will maintain physical possession of Registrant's shareholder and fund accounting records; and The Northern Trust Company, the custodian will maintain physical possession of the Registrant's custodial records.

Item 29.     MANAGEMENT SERVICES

             Not Applicable.


Item 30.     UNDERTAKINGS

             Not Applicable.





911624.1

                                   SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 24th day of February 2000.



                            AMERINDO FUNDS INC.


                            By: /s/ Alberto W. Vilar
                               ----------------------
                               Alberto W. Vilar, Chairman,
                               Chief Executive Officer and Director

              Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated below on February 24, 2000.


      Signature                              Title                     Date



      By: /s/ Alberto W. Vilar               Chairman,                 February 24, 2000
         ---------------------------------   Chief Executive
              Alberto W. Vilar               Officer and Director


      By: /s/ Dana E. Smith                  Vice President            February 24, 2000
         ---------------------------------   and Treasurer
              Dana E. Smith


      John Rutledge                          Director                  February 24, 2000
      Gary A. Tanaka                         Director
      Jude T. Wanniski                       Director


      By: /s/ Dana E. Smith
         ---------------------------------
              Dana E. Smith*












-----------------------

* Pursuant to Powers of Attorney, filed as an exhibit with Pre-Effective Amendment No. 1 to Registration Statement No. 333-00767, filed on May 23, 1996 and incorporated herewith

911624.1